EXHIBIT 10.6

                                                                  EXECUTION COPY

                         GOLDMAN SACHS MORTGAGE COMPANY

                               AS MASTER SERVICER

                                       AND

                          THE HUNTINGTON NATIONAL BANK,

                                   AS SERVICER

                               SERVICING AGREEMENT

                           DATED AS OF AUGUST 2, 2006

                                TABLE OF CONTENTS

                                                                                              PAGE
ARTICLE I        DEFINITIONS .............................................................       1
      Section 1.01   Definitions .........................................................       1
      Section 1.02   Other Definitional Provisions .......................................      10
ARTICLE II       POSSESSION OF RECEIVABLE FILES ..........................................      11
      Section 2.01   Possession of Receivable Files ......................................      11
      Section 2.02   Custody of the Receivables Files, Duties of Servicer as Custodian ...      11
      Section 2.03   Protection of Right, Title and Interest .............................      14
ARTICLE III      REPRESENTATIONS AND WARRANTIES; REMEDIES AND BREACH .....................      15
      Section 3.01   Bank Representations and Warranties .................................      15
ARTICLE IV       ADMINISTRATION AND SERVICING OF RECEIVABLES .............................      16
      Section 4.01   Servicer ............................................................      16
      Section 4.02   Realization of Receivables ..........................................      18
      Section 4.03   Commingling of Collections Related to the Receivables ...............      19
      Section 4.04   Permitted Retention of Collections by the Servicer ..................      20
      Section 4.05   Errors and Omissions Insurance ......................................      20
      Section 4.06   Remittance of HNB GAP Amounts .......................................      21
ARTICLE V        PAYMENTS TO PURCHASER ...................................................      21
      Section 5.01   Remittances .........................................................      21
      Section 5.02   Servicer Reports ....................................................      22
      Section 5.03   Monthly Advances by Servicer ........................................      22
ARTICLE VI       GENERAL SERVICING PROCEDURES ............................................      23
      Section 6.01   Satisfaction of Receivables and Release of Receivable Files .........      23
      Section 6.02   Annual Statement as to Compliance ...................................      23
      Section 6.03   Accountants' Reports ................................................      23
      Section 6.04   Right to Examine Servicer Records ...................................      24
      Section 6.05   System Backup File ..................................................      24
ARTICLE VII      SERVICER TO COOPERATE ...................................................      24
      Section 7.01   Provision of Information ............................................      24
      Section 7.02   Financial Statements; Servicing Facility ............................      25
ARTICLE VIII     THE SERVICER ............................................................      26
      Section 8.01   Indemnification of Third Party Claims by the Servicer ...............      26
      Section 8.02   Merger or Consolidation of the Servicer .............................      27
      Section 8.03   Limitation on Liability of Servicer and Others ......................      28
      Section 8.04   Limitation on Resignation and Assignment by Servicer ................      28
ARTICLE IX       PASS-THROUGH TRANSFER ...................................................      29
      Section 9.01   Effect of Pass-Through Transfer .....................................      29
ARTICLE X        DEFAULT .................................................................      30
      Section 10.01  Servicer Termination Events .........................................      30
      Section 10.02  Waiver of Servicer Termination Events ...............................      32
ARTICLE XI       TERMINATION .............................................................      32
      Section 11.01  Termination .........................................................      32

                                TABLE OF CONTENTS
                                   (continued)

                                                                                              PAGE
ARTICLE XII      MISCELLANEOUS PROVISIONS ................................................      32
      Section 12.01  Successor to Servicer ...............................................      32
      Section 12.02  Amendment ...........................................................      33
      Section 12.03  Governing Law; Jurisdiction; Waiver of Jury Trial ...................      33
      Section 12.04  Duration of Agreement ...............................................      34
      Section 12.05  Notices .............................................................      34
      Section 12.06  Severability of Provisions ..........................................      35
      Section 12.07  Effect on Purchase Agreement ........................................      35
      Section 12.08  Relationship of Parties .............................................      36
      Section 12.09  Counterparts ........................................................      36
      Section 12.10  Successors and Assigns ..............................................      36
      Section 12.11  Assignment by Purchaser .............................................      36
      Section 12.12  No Waiver; Cumulative Remedies ......................................      36
      Section 12.13  Further Assurances ..................................................      36
      Section 12.14  Effect of Headings; Cross-References ................................      36
      Section 12.15  No Petition Covenant ................................................      37
      Section 12.16  Third Party Beneficiaries ...........................................      37

                                    EXHIBITS

Exhibit A            [Reserved]
Exhibit B            Location of Receivable Files
Exhibit C            [Reserved]
Exhibit D            [Reserved]
Exhibit E            [Reserved]
Exhibit F-1          [Reserved]
Exhibit F-2          [Reserved]
Exhibit F-3          List of Monthly Servicer Reports
Exhibit F-4          Form of Servicer Reports (on CD-ROM)
Exhibit G            Servicing Standards
Exhibit H-1          [Reserved]
Exhibit H-2          [Reserved]
Exhibit H-3          [Reserved]
Exhibit H-4          [Reserved]
Exhibit I            Form of Servicer Annual Statement as to Compliance
Exhibit J            [Reserved]
Exhibit K            Wire Instructions for the Master Servicer
Exhibit L            [Reserved]
Exhibit M            [Reserved]
Exhibit N            [Reserved]
Exhibit O            [Reserved]
Exhibit P            [Reserved]
Exhibit Q            [Reserved]
Exhibit R            [Reserved]
Exhibit S            [Reserved]
Exhibit T            [Reserved]

                                    SCHEDULES

Schedule 1           [Reserved]
Schedule 2           Form of Lost Note Affidavit

                                   APPENDIXES

Appendix A           Servicing Criteria

            This is a Servicing Agreement (this "Agreement") for various retail automobile and light duty truck loan and installment sale contracts, dated and effective as of August 2, 2006, and is executed between Goldman Sachs Mortgage Company, as master servicer (together with its successors and assigns, the "Master Servicer"), and The Huntington National Bank, as servicer (together with its permitted successors and assigns, in such capacity, the "Servicer").

                                   WITNESSETH

            WHEREAS, GS Whole Loan Trust II has previously purchased from The Huntington National Bank, a pool of retail automobile and light truck loan and installment sale contracts (collectively, the "Receivables") pursuant to a Purchase Agreement dated June 7, 2005;

            WHEREAS, the Purchaser intends to pool the Receivables with other portfolios of retail automobile and light truck loan and installment sale contracts originated by other financial institutions, and sell the Receivables and such other receivables in a securitization;

            WHEREAS, the Master Servicer has undertaken the primary servicing responsibility under the securitization documents for the Receivables and the other pooled receivables;

            WHEREAS, under this Agreement, the Servicer agrees to act as a subservicer for the Master Servicer for the portion of the securitized portfolio of retail automobile and light truck loan and installment sale contracts constituting the Receivables sold pursuant to the Purchase Agreement;

            WHEREAS, the Master Servicer desires for the Servicer to service the Receivables, and the Servicer is willing to service the Receivables, in the manner provided in this Agreement; and

            WHEREAS, the Master Servicer and the Servicer wish to prescribe the terms of the servicing and control of the Receivables.

            NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto (each, a "Party," and collectively, the "Parties") agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 DEFINITIONS.

            Whenever used herein, the following words and phrases, unless the content otherwise requires, shall have the following meanings:

            "ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL" means "ABS informational and computational material" as that term is defined in Item 1101 of Regulation AB; PROVIDED,

HOWEVER, that Derived Information shall not be considered to comprise ABS Informational and Computational Material.

            "AFFILIATE" means, when used with reference to a specified Person, any Person that directly or indirectly controls or is controlled by or is under common control with the specified Person.

            "AGREEMENT" means this Servicing Agreement, including all schedules and exhibits hereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

            "AMOUNT FINANCED" means, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs, including but not limited to, service warranties.

            "APPLICABLE LAW" means all provisions of statutes, rules and regulations, interpretations and orders of any Governmental Authority applicable to a Person, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party including applicable federal, state and local laws and regulations thereunder.

            "ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT" means an agreement in substantially the form of Exhibit J hereto.

            "BANK" means HNB, in its capacity as Servicer hereunder.

            "BANK INFORMATION" means any and all information and documentation, in any form, provided by the Bank relating to the Bank and its Affiliates, the Receivables (including historical loss and delinquency data), the origination and servicing of the Receivables or the Seller's underwriting criteria and any and all information provided by the Bank pursuant to Section 9.01.

            "BUSINESS DAY" means any day other than (a) a Saturday or Sunday, or
(b) a day on which banking or savings and loan institutions in the States of New York or Delaware or the jurisdiction of the principal place of business of the Servicer are authorized or obligated by law or executive order to be closed.

            "CLOSING DATE" means the closing date of the public offering of notes by Goldman Sachs Auto Loan Trust 2006-1.

            "COLLATERAL" means the Financed Vehicles and any other property securing a Receivable.

            "COLLECTION PERIOD" means, with respect to each Remittance Date, the calendar month preceding the month in which such Remittance Date occurs.

            "COLLECTIONS" means, with respect to each Receivable, without duplication:

            (i)   all payments on account of interest and principal;

            (ii)  all Liquidation Proceeds;

            (iii) all Insurance Proceeds (other than proceeds to be applied to the restoration or repair of the related Financed Vehicle or released to the related Obligor in accordance with the terms of the related Receivable);

            (iv)  all GAP Amounts payable by the Seller pursuant to Section
4.06.

            (v) any Monthly Advances required to be paid by the Servicer pursuant to Section 5.03:

            (vi) any amounts payable in connection with the purchase or repurchase of any Receivable pursuant to this Agreement;

            (vii) any Deficiency Balance recoveries payable pursuant to Section 4.02(b);

            (viii) any rebate of an unearned insurance premium, service warranty or other amount received by the Servicer which was financed in the contract for a Financed Vehicle; and

            (ix) any other amounts received by the Servicer in respect of a Receivable;

PROVIDED, THAT "COLLECTIONS" does not include (A) any payments and proceeds (including Liquidation Proceeds and Insurance Proceeds) of any repurchased Receivables, the Receivables Repurchase Price of which has been included in the Collections in a prior Collection Period, (B) any Late Fees collected by and paid to the Servicer and (C) costs and expenses incurred by the Servicer for or on behalf of an Obligor (such as retitling costs) that such Obligor repays to the Servicer.

            "COLLECTOR" has the meaning assigned to such term in Section
4.02(b).

            "COMMISSION" means the United States Securities and Exchange Commission.

            "CONTRACT RATE" means, with respect to each Receivable, the annual rate of interest applicable to such Receivable stated in the applicable loan or installment sale contract.

            "CPI POLICY" means an individual physical loss and damage insurance policy, together with all endorsements thereto, issued by an Eligible Insurance Provider to Servicer or to Servicer and the Obligor on a Receivable and obtained by the Servicer with respect to a Financed Vehicle for which the related Obligor fails to maintain physical loss and damage insurance as required by the related Receivable.

            "CRAM DOWN LOSS" means, with respect to a Receivable, any loss resulting from an order issued by a court of appropriate jurisdiction in an insolvency proceeding that reduces the amount owed on a Receivable or otherwise modifies or restructures the scheduled payments to be made thereon. The amount of any such Cram Down Loss will equal the excess of (i) the Principal Balance of the Receivable immediately prior to such order over (ii) the Principal Balance of such Receivable as so reduced, modified or restructured. A Cram Down Loss will be deemed to have occurred at the end of the Collection Period in which the Servicer enters the

Cram Down Loss into its computer system (and Servicer shall make such entry within two Business Days after receipt of notice of such order).

            "DEFAULTED RECEIVABLE" means, with respect to any Collection Period, a Receivable (a) which, at the end of such Collection Period, is deemed uncollectible by the Servicer in accordance with the Servicing Standard, (b) in respect of which the Servicer has repossessed the related Financed Vehicle and such Financed Vehicle has been liquidated during such Collection Period, (c) in respect of which the Servicer has repossessed the related Financed Vehicle and has held such Financed Vehicle in its repossession inventory for 60 (sixty) days or more as of the last day of such Collection Period, (d) which becomes 120 days past due during such Collection Period and in respect of which the related Financed Vehicle is not in repossession inventory or (e) which becomes 180 days past due during such Collection Period.

            "DEFICIENCY BALANCE" means the outstanding Principal Balance of a Defaulted Receivable remaining unpaid after the application, to reduce the Principal Balance of such Receivable, of all Liquidation Proceeds, Insurance Proceeds and any payments under HNB GAP delivered to the Issuer or Master Servicer under Section 4.06(a), in each case, to the extent received for such Defaulted Receivable and after all proceeds have been received from the disposition of the related Financed Vehicle.

            "DETERMINATION DATE" means the fourth Business Day preceding the Remittance Date, or if such day is not a Business Day, the immediately preceding Business Day.

            "DISTORTED INFORMATION" means any additional changes, calculations, processing, manipulation or formatting applied to Bank Information by the Master Servicer or any underwriter or initial purchaser in a Prospectus or term sheet in any ABS Informational and Computational Material in such a manner and to the extent that the substance or meaning of such information in the form in which it was disclosed in such Prospectus or term sheet is substantively different than the substance or meaning of the Seller Information in the form in which it was provided by the Bank. For further clarity, the term "Purchaser Distortions" shall include only the additional changes, calculations, processing, manipulation or formatting made by the Purchaser or any underwriter or initial purchaser and shall exclude all Bank Information in the form provided by the Bank.

            "ELIGIBLE INSURANCE PROVIDER" means (a) any insurance company that is licensed to do business in the state or states in which its policy or policies of insurance are issued and which is rated A+ or better by A.M. Best, and (b) Ohio Indemnity Company in connection with the issuance of a VSI Policy.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "FINANCED VEHICLE" means a new or used automobile or light truck which secures a Receivable.

            "FITCH" means Fitch, Inc. and its successors.

            "GAP AMOUNT" means the amount of the outstanding Principal Balance of a Receivable which Seller determines is required to be cancelled pursuant to HNB GAP (as described in the related contract or other documents), if the Obligor on such Receivable has purchased HNB GAP.

            "GOVERNMENTAL AUTHORITY" means the government of the United States of America or any political subdivision thereof, whether state, federal or local, and any agency, authority, instrumentality, regulatory body, court, administrative court or judge, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            "HNB" means The Huntington National Bank, a national banking association organized under the laws of the United States of America.

            "HNB GAP" means HNB's debt cancellation plan pursuant to which some or all of the outstanding Principal Balance of a Receivable is required to be cancelled as provided under the terms of the debt cancellation plan as set forth in the contract or related documents for the related Receivable.

            "INSURANCE PROCEEDS" means proceeds of any insurance policy or service warranty related to a Receivable or the related Collateral, to the extent such proceeds are not to be applied to the restoration of the related Financed Vehicle or released to the Obligor in accordance with Applicable Law or the procedures that the Servicer would follow in servicing retail automobile and light duty truck loan and installment sale contracts or repossessed collateral held for its own account. For the sake of clarity it is understood that HNB GAP is not a policy of insurance and that payments under HNB GAP with respect to a Receivable are not Insurance Proceeds.

            "INTEREST COLLECTIONS" means that portion of Collections that are allocated or allocable to payment of interest in accordance with the Simple Interest Method and the terms of each Receivable.

            "LATE FEES" means any late fees, prepayment charges, extension fees, pass-a-payment fees, or other administrative fees or similar charges allowed by Applicable Law with respect to the Receivables.

            "LIEN" means a security interest, lien, charge, claim, pledge, equity or encumbrance of any kind other than tax liens, mechanics' liens and any liens that attach to the applicable Receivable by operation of Applicable Law.

            "LIQUIDATION PROCEEDS" means cash (other than Insurance Proceeds) in excess of the costs of liquidation received in connection with the liquidation of a Defaulted Receivable, whether through the sale or assignment of such Receivable, trustee's sale or otherwise, including the sale or other disposition of the related Financed Vehicle.

            "LOST NOTE AFFIDAVIT" means an affidavit in substantially the form of Schedule 2 hereto.

            "MONTHLY ADVANCE" means the interest portion of each Monthly Payment that is delinquent with respect to each Receivable at the close of business on the last day of the Collection Period required to be advanced by the Servicer pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date for the related month.

            "MONTHLY PAYMENT" means the scheduled monthly payment of principal and interest on a Receivable that is payable by an Obligor under the contract evidencing such Receivable.

            "MOODY'S" means Moody's Investors Service, Inc., and its successors.

            "OBLIGOR" means the obligor or obligors on a Receivable, including any guarantor thereof.

            "OFFICER'S CERTIFICATE" means a certificate signed by (a) the chairman of the board, the vice chairman of the board, the president, an executive vice president, a senior vice president, a vice president, an assistant vice president, the treasurer, the secretary or (b) two of the assistant treasurers and/or assistant secretaries of the Servicer, and delivered to the Master Servicer as required by this Agreement.

            "OPINION OF COUNSEL" means a written opinion of counsel in form and substance acceptable to the Purchaser and its counsel.

            "PARTY OR PARTIES" has the meaning assigned to such term in the recitals to this Agreement.

            "PASS-THROUGH TRANSFER" means the sale or transfer of some or all of the Receivables by the Purchaser, directly or through one or more Affiliates, to the Issuer as part of a publicly issued or privately placed asset-backed securities transaction.

            "PERSON" means any individual, corporation, partnership, joint venture, limited liability company, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or Governmental Authority or any agency or political subdivision thereof or any other entity.

            "PRIME RATE" means the prime rate announced to be in effect from time to time, as published as the average rate in THE WALL STREET JOURNAL.

            "PRINCIPAL BALANCE" means, with respect to any Receivable, as of the related date of determination on the last day of a Collection Period, the Amount Financed minus an amount equal to the sum, as of the close of business on the last day of the related Collection Period, of (i) that portion of all amounts received by the Servicer, from or on behalf of the related Obligor on or prior to such date and allocable to principal using the Simple Interest Method plus
(ii) Cram Down Losses in respect of such Receivable. In no event will the Principal Balance of any Receivable include any amount allocable to the premium of any CPI Policy.

            "PROSPECTUS" means a prospectus (including a preliminary prospectus) and any amendment thereof or supplement thereto that in either case is included in a registration statement filed with the Commission under the Securities Act or that is filed pursuant to rule 424(b) promulgated by the Commission under the Securities Act and shall also include any Current Report on Form 8-K or 10-D that are filed to provide information with respect to the Receivables after giving effect to any Receivables that are securitized during a pre-funding period and any offering memorandum (including a preliminary offering memorandum) relating to an offering that is exempt from the registration requirements of the Securities Act.

            "PURCHASE AGREEMENT" means the purchase and servicing agreement, dated as of June 7, 2005, between GS Whole Loan Trust II, as purchaser, and HNB, as seller and as servicer.

            "PURCHASER" means GS Whole Loan Trust II, Delaware statutory trust, and its successors and permitted assigns.

            "RATING AGENCY" means Moody's or Standard & Poor's and any other nationally recognized statistical credit rating agency rating any security issued in connection with the Pass-Through Transfer.

            "RECEIVABLE FILE" means, with respect to each Receivable:

            (i) the original Receivable or a copy of the original Receivable or the fully executed original, electronically authenticated original or authoritative copy (in each case within the meaning of the UCC) of the Receivable, including any written amendments or extensions thereto;

            (ii) the original credit application, whether in paper or electronic form, or any copy, duplicate or electronic record thereof;

            (iii) the original, duplicate or replacement certificate of title as issued in paper or electronic form by the appropriate governmental agency in the State in which the Financed Vehicle is titled, or if the original certificate of title is required to be held by the agency, department or office that issued such original certificate of title, a receipt thereof (which for Michigan and Arizona shall be in the form of RD-108 and for Kentucky shall be in the form of a "Lien Statement"), or such documents that the Servicer shall keep on file, in accordance with its customary standards, policies and procedures, evidencing the security interest of the Seller in the related Financed Vehicle;

            (iv) if the odometer reading of the Financed Vehicle at the time of sale to the Obligor is not listed on the certificate of title or the original credit application, the odometer statement; and

            (v) any and all other documents that the Servicer shall have kept on file in accordance with its customary procedures relating to a Receivable.

            "RECEIVABLE SCHEDULE" means the schedule of retail automobile and light truck loan and installment sale contracts to be delivered on the Closing Date.

            "RECEIVABLES" means all of the retail automobile and light truck loan and installment sale contracts listed on a Receivable Schedule.

            "RECEIVABLES POOL" means the pool of Receivables.

            "RECEIVABLES REPURCHASE PRICE" means the price to be paid by the Servicer under this Agreement, in connection with the repurchase or purchase of a Receivable from the Purchaser, which price shall be determined as follows:

            (i) if the purchase or repurchase is to occur on or before the closing date of a Pass-Through Transfer related to such Receivable, a price equal to (a) the product of (x) the remaining Principal Balance of the Receivable as of the last day of the Collection Period related to the Remittance Date on which the purchase or repurchase occurs times (y) the price (expressed as a percentage) at which the Purchaser purchased the Receivable from the Seller, plus (b) accrued interest on such outstanding Principal Balance at the Contract Rate from the date the Obligor on such Receivable last made a payment of interest through the last day of the Collection Period related to the Remittance Date on which the purchase or repurchase occurs, less (c) Monthly Advances which have not been reimbursed in accordance with this Agreement; and

            (ii)  thereafter, at the Repurchase Price.

            "REGULATION AB" shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.110-229.1123, as such regulation may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            "REMITTANCE DATE" means the 11th day (or if such 11th day is not a Business Day, the first Business Day immediately preceding such date) of any month, beginning August 11, 2006.

            "REPURCHASE PRICE" means, as to each Receivable, a price equal to
(a) the remaining Principal Balance of the Receivable as of the last day of the Collection Period related to the Remittance Date on which the purchase or repurchase occurs, plus (b) accrued interest on such outstanding Principal Balance at the Contract Rate from the date the Obligor on such Receivable last made a payment of interest through the last day of the Collection Period related to the Remittance Date on which the purchase or repurchase occurs, less (c) Monthly Advances in respect of such Receivable which have not been reimbursed in accordance with this Agreement.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "SELLER" means HNB and its permitted successors and assigns under the Purchase Agreement, as seller of the Receivables pursuant to the Purchase Agreement.

            "SERVICER" means HNB, acting in its capacity as servicer and custodian of the Receivables hereunder on and after the Closing Date, unless a successor shall have been appointed pursuant to Section 12.01.

            "SERVICER ANNUAL CERTIFICATION" has the meaning assigned to such term in Section 6.02.

            "SERVICER INDEMNIFIED CLAIM" has the meaning assigned to such term in Section 8.01.

            "SERVICER INDEMNIFIED PARTIES" means (a) the Master Servicer and its Affiliates, (b) in the event of the Pass-Through Transfer, any underwriter, placement agent, initial purchaser or the equivalent in the offering and sale of the securities issued in connection therewith and any trustee, swap counterparty or other participant in the Pass-Through Transfer, (c) each person, if any, who controls any of the foregoing within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and (d) any of their respective officers, directors, agents, partners, members, shareholders and employees.

            "SERVICER REPORTS" means each of the reports required to be delivered by the Servicer pursuant to Section 5.02 hereof.

            "SERVICER TERMINATION EVENT" means any one of the conditions or circumstances enumerated in Section 10.01(a).

            "SERVICING ADVANCES" means all customary, reasonable and necessary "out-of-pocket" costs and expenses other than Monthly Advances (including reasonable attorney's fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) repossessing a Financed Vehicle, (b) restoring and reconditioning a Financed Vehicle in preparation of such Financed Vehicle for auction, (c) any enforcement or judicial proceedings or (d) the sale or other disposition of repossessed Financed Vehicles.

            "SERVICING CRITERIA" shall mean the "servicing criteria" set forth in Item 1122(d) of Regulation AB.

            "SERVICING RIGHTS" means all rights relating to the servicing of the Receivables.

            "SERVICING STANDARD" has the meaning assigned to such term in
Section 4.01(a).

            "SIMPLE INTEREST METHOD" means the method of allocating a fixed level payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the Contract Rate multiplied by the unpaid Principal Balance multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the month and a 365-day year or, in the event of a leap year, a 366-day year) elapsed since the preceding payment was made and the remainder of such payment is allocable to fees and charges, if any, then to principal and then to any receivable relating to the premium paid on any CPI Policy; PROVIDED, HOWEVER, that the Servicer applies Liquidation Proceeds, Insurance Proceeds and amounts in respect of Deficiency Balances first to unpaid principal, second to interest, third to unpaid Late Fees and fourth to any receivable relating to the premium paid on any CPI Policy.

            "SIMPLE INTEREST RECEIVABLE" means any Receivable under which the portion of a payment allocated to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

            "STANDARD & POOR'S" or "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors.

            "THIRD PARTY CUSTODIAN" has the meaning assigned to such term in
Section 2.02.

            "UCC" means the Uniform Commercial Code in effect in the relevant jurisdiction.

            "VEHICLE INSURANCE" means, with respect to a Financed Vehicle, insurance against loss and damage due to fire, theft, collision or other physical damage that is either (a) obtained by the Obligor in conformity with the requirements of the applicable Receivable, (b) provided pursuant to a VSI Policy or (c) provided pursuant to a CPI Policy.

            "VSI POLICY" means a blanket vehicle single interest insurance policy, together with any endorsements thereto, issued by an Eligible Insurance Provider to HNB, providing physical loss and damage coverage in the event a Financed Vehicle in connection with a Receivable is repossessed by or surrendered to HNB and the Obligor with respect to such Receivable has failed to maintain physical loss and damage insurance as required by the related Receivable, including without limitation that certain "Ultimate Loss Blanket Single Interest Policy" issued by Ohio Indemnity Company to HNB, together with all endorsements thereto.

            "WEIGHTED AVERAGE COUPON" means the weighted average Contract Rate (weighted on the basis of the Principal Balance of each Receivables) for the Receivables in the Receivables Pool as of the related Cut-Off Date.

            Section 1.02 OTHER DEFINITIONAL PROVISIONS.

            (a) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            (b) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

            (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; the term "including" shall mean "including without limitation"; and "or" shall include "and/or".

            (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

            (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

            (f) Unless the context clearly requires otherwise, (i) a reference to a Cut-Off Date in relation to a Collection Period or Closing Date or other a date of determination shall be deemed to refer to the Cut-Off Date on or immediately prior to such Collection Period or Closing Date or other date of determination, and (ii) the reference to a Semi-Annual Calculation Date in relation to a Semi-Annual Calculation Period shall be deemed to refer to the Semi-Annual Calculation Date immediately following the end of such Semi-Annual Calculation Period.

                                   ARTICLE II

                         POSSESSION OF RECEIVABLE FILES

            Section 2.01 POSSESSION OF RECEIVABLE FILES. The Servicer shall hold, as sub-custodian for the Master Servicer (as the custodian for the owner thereof), the Receivable Files. The possession of each Receivable File by the Servicer shall be for the sole purpose of servicing the related Receivable. Such retention and possession by the Servicer is in a custodial capacity only. The ownership of each Receivable File shall be vested immediately in the Issuer, and the ownership of all records and documents with respect to the Receivables prepared by or which come into the possession of the Servicer shall vest in the Issuer and shall be retained and maintained by the Servicer, as sub-custodian for the Master Servicer, in trust, only in such custodial capacity. The Servicer shall release its custody of the contents of any Receivable File only in accordance with written instructions from the Master Servicer, unless such release is pursuant to the Servicer's servicing of the Receivables or is in connection with a repurchase of any Receivable pursuant to this Agreement or the Purchase Agreement or termination of the Servicer's role as servicer with respect to the Receivables Pool.

            Section 2.02 CUSTODY OF THE RECEIVABLES FILES, DUTIES OF SERVICER AS CUSTODIAN.
            (a) All rights in, to and under the Receivables, including but not limited to all funds received on or in connection with such Receivables, shall be received and held by the Servicer, in trust, as sub-custodian of the Master Servicer, for the benefit of the Issuer as owner of the Receivables and the Servicer shall, subject to the terms and conditions of this Agreement, retain custody of the related certificates of title and other documents constituting the Receivable Files for the sole purpose of facilitating the servicing and the supervision of the servicing of such Receivables.

            (b) To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Master Servicer appoints the Servicer, and the Servicer accepts such appointment, to act for the benefit of the Issuer as custodian of the Receivable Files. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, as certified in an Officer's Certificate to the Master Servicer, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents by electronic means, including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of all Applicable Laws.

            (c) Each Receivable File shall be maintained by the Servicer at one of the locations specified in Exhibit B attached hereto or such other location in the United States as specified by the Servicer by written notice to the Master Servicer not later than ninety (90) days prior to any change in location. The Servicer shall also make available to the Master Servicer or its designee a current list of the locations of the Receivable Files upon written request. The Servicer shall maintain with respect to the Receivables and shall make available for inspection by Master Servicer or its designee the related Receivable Files without charge during normal business hours at the offices of the Servicer and shall permit Master Servicer or its designee to make copies of and obtain abstracts from the Receivable Files, in each case during the time the Issuer retains ownership of a Receivable and thereafter in accordance with Applicable Law.

            (d) As sub-custodian on behalf of the Master Servicer, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable motor vehicle receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic internal audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Master Servicer to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Master Servicer any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Master Servicer of the Receivable Files.

            (e) The Servicer shall maintain its computer systems, in accordance with its customary standards, policies and procedures, so that, from and after the time of conveyance of the Receivables to the Purchaser, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of the Purchaser in such Receivable and that such Receivable is owned by the Purchaser through a unique identification code that is reflected on the records of the Servicer and set forth in each Receivables Schedule as being owned by the Purchaser and through marking of the Receivable pursuant to Section 2.04. The unique identification code which Servicer shall use is "GL type code 308" and the "REIT" identifier as set forth in the Assignment for each Receivables Pool delivered pursuant to the

Purchase Agreement and the applicable Assignment (as defined in the Purchase Agreement). Servicer shall have the right to change such code upon written notice to Purchaser, provided that such new code is a unique identification code. The Servicer shall take no action to remove, alter or obliterate any stamp placed on a Receivable that consists of tangible chattel paper to show the ownership of any Receivable by the Purchaser or the Issuer. Indication of the Issuer's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems or from the contract itself when, and only when, the Receivable shall have been paid in full (or within $25 thereof), transferred to a successor or assign of Issuer (in which case the Servicer shall cause its records to indicate the interest and ownership of such successor or assign), or repurchased by the Seller in accordance with the terms of the Purchase Agreement or purchased by the Servicer in accordance with the terms of this Agreement.

            (f) In the event the Receivable Files held by the Servicer are destroyed due to fire or other casualty, the Servicer will bear the responsibility for (i) having new titles issued for each Financed Vehicle and providing printed copies of the destroyed title from the Servicer's imaging system which shall remain in the Receivable File until such new titles are received, (ii) replacing each Receivable (by printing a copy thereof held on the Servicer's imaging system), and (iii) creating a Lost Note Affidavit to accompany each replaced Receivable, certifying that the original Receivable was destroyed; PROVIDED, HOWEVER, that in the event any additional document is needed in order to service the Receivable, the Servicer shall print a copy thereof from its imaging system. All costs incurred in connection with this clause (f) shall be paid by the Servicer and the Servicer shall indemnify the Master Servicer and the Issuer for any losses suffered by the Master Servicer and the Issuer as a result of the loss or destruction of the original Receivable Files.

            (g) Upon written instruction from the Issuer or the Master Servicer, the Servicer shall release any Receivable File to the Master Servicer at such place or places as the Master Servicer may designate, as soon as practicable (but in no event more than five (5) days after the date of such instruction) and the Issuer or the Master Servicer shall reimburse the Servicer for its reasonable out-of-pocket expenses incurred in connection with any such delivery. Upon the release and delivery of any such document in accordance with the instructions of the Master Servicer, the Servicer shall be released from any further liability and responsibility with respect to such documents and any other provision of this Agreement if the fulfillment of the Servicer's responsibilities is dependent upon possession of such documents, unless and until such time as such documents shall be returned to the Servicer. In no event shall the Servicer be responsible for any loss occasioned by the Master Servicer's failure to return any Receivable File or any portion thereof in a timely manner.

            (h) At any time, with or without cause, the Master Servicer shall have the right to immediately remove any or all Receivable Files from the property of the Servicer and cause a third party designated by the Master Servicer (the "THIRD PARTY CUSTODIAN") to maintain custody of such Receivables Files as agent for the benefit of the Master Servicer at such location or locations as shall be approved by the Master Servicer. Any costs associated with the transfer of the Receivable Files in connection with this clause (j) and all fees and expenses incurred by the Third Party Custodian as custodian pursuant to this clause (j) shall be paid by the Master Servicer; PROVIDED, HOWEVER, that in the event such transfer occurs after the occurrence of an event which, with the giving of notice or lapse of time or both, would become a Servicer

Termination Event under Section 10.01(a), such costs shall be paid by the Servicer. Although any removal of the Receivables Files is likely to cause some disruption to the Servicer's business operations, the Master Servicer shall, and shall cause the Third Party Custodian to, cooperate with the Servicer in a commercially reasonable manner, consistent with the prompt removal of such Receivables Files, to minimize any disruptions to the Servicer's business operations. Upon such transfer, the Master Servicer shall be entitled to cause the Third Party Custodian to hold all Receivable Files, as custodian, for the exclusive use and benefit of the Master Servicer and the Master Servicer's successors and assigns, and shall make disposition thereof only in accordance with the terms of this Agreement and the written instructions of the Master Servicer; PROVIDED, HOWEVER, that the Master Servicer, pursuant to agreement with or written instructions to the Third Party Custodian, shall require the Third Party Custodian, with normal and customary promptness after receipt of a written or electronic request by the Servicer in a form mutually acceptable to the Third Party Custodian and the Servicer, to release to the Servicer, at the Master Servicer's expense, a Receivable File (or portion thereof) to the place indicated in any such written or electronic request from the Servicer (i) as required by the Servicer for the servicing of the related Receivable or (ii) upon repurchase of the related Receivable by the Seller or Servicer. All Receivable Files (or portions thereof) released to the Servicer as required by the Servicer for the servicing of a Receivable shall be held by the Servicer in trust for the benefit of the Master Servicer, and the Servicer shall return to the Third Party Custodian the Receivable File (or portion thereof), at the Master Servicer's expense, when the Servicer's need therefor in connection with servicing the related Receivable no longer exists. The Servicer shall not be liable for any delay in performing or failure to perform any obligation of the Servicer under this Agreement to the extent resulting from any delay in receiving or failure to receive a Receivable File from the Third Party Custodian.

            Section 2.03 PROTECTION OF RIGHT, TITLE AND INTEREST. The Servicer covenants and agrees with the Master Servicer as follows:

            (a) If at any time the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle loan and installment sale contracts to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate that such Receivable has been conveyed to and is owned by the Purchaser.

            (b) Except as provided herein, the Servicer will not sell, pledge, assign or transfer any Conveyed Asset (as defined in the Purchase Agreement) to any Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Servicer shall defend the right, title, and interest of the Purchaser in, to and under such Conveyed Assets against all claims of third parties claiming through or under the Seller.

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES; REMEDIES AND BREACH

            Section 3.01 BANK REPRESENTATIONS AND WARRANTIES. (a) The Bank makes the following representations and warranties to the Master Servicer as of the date of this Agreement, on which the Master Servicer relies in entering into this Agreement:

      (i) DUE ORGANIZATION AND QUALIFICATION. The Bank (A) is duly organized and validly existing as a national banking association under the laws of the United States of America, (B) is in good standing under such laws and (C) is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification. The Bank is an insured depository institution under the provisions of the Federal Deposit Insurance Act, 12 U.S.C. Sections 1811-1831 and the Bank's status as an insured depository institution has not been terminated under the provisions of Section 8 of the Federal Deposit Insurance Act, 12 U.S.C. Section 1818.

      (ii) POWER AND AUTHORITY; DUE AUTHORIZATION; ENFORCEABILITY. The Bank has full power and authority to perform its obligations under this Agreement and has duly authorized the performance of its obligations under this Agreement by all necessary action. This Agreement has been duly authorized, executed and delivered by the Bank and constitutes the legal, valid, binding and enforceable obligation of the Bank except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

      (iii) NO VIOLATION. The Bank is not in default under any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument to which the Bank is a party, as borrower or guarantor, and the consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Bank pursuant to the terms of, any such indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument, in each case where such a default, conflict or breach would materially and adversely affect the performance by the Bank of its obligations under this Agreement and the consummation of the transactions contemplated by this Agreement; and the fulfillment of the terms hereof will not result in any violation of the provisions of the organizational documents of the Bank.

      (iv) NO PROCEEDINGS. No legal or governmental proceedings are pending to which the Bank is a party or of which any property of the Bank is the subject, and no such proceedings are threatened or contemplated by Governmental Authorities or threatened by others, other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or operations of the Bank and its subsidiaries considered as a whole and will not materially and adversely affect the performance by the Bank of its obligations under, or the validity and enforceability of this Agreement.

      (v) ORDINARY COURSE OF BUSINESS. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

      (vi) LICENSES AND APPROVALS. The Bank has obtained all the licenses and approvals necessary for the conduct of Bank's business in the jurisdictions where the failure to do so would materially and adversely affect its performance of its obligations under this Agreement.

      (vii) ABILITY TO PERFORM. The Bank has the facilities, procedures and experienced personnel necessary for the servicing of retail motor vehicle loan and installment sale contracts of the same type as the Receivables in accordance with the Servicing Standard. The Bank does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every one of its obligations under this Agreement.

      (viii) NO CONSENT REQUIRED. The Bank is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or make any registration, filing or declaration with, any Governmental Authority in connection with the execution, delivery or performance of this Agreement, except for such as have been obtained, effected or made or will be obtained with respect to each Receivables Pool on or prior to the applicable Closing Date for such Receivables Pool.

      (ix) NO LITIGATION PENDING. There is no action, suit, proceeding or investigation pending or, to the Bank's knowledge, threatened against the Bank or any of its Affiliates which, if determined adversely against the Bank, would materially adversely affect the sale of any of the Receivables to the Purchaser, or the execution, delivery or enforceability of this Agreement, or draw into question the validity of this Agreement or have a material adverse effect on the financial condition of the Bank or the Bank's ability to perform its obligations under the terms of this Agreement.

      (x) LOCATION OF RECEIVABLE FILES. The Receivable File with respect to each Receivable is kept at one or more of the locations listed in Exhibit B hereto.

      (xi) MARKING OF SERVICER COMPUTER FILES. The Servicer has clearly and unambiguously marked its computer files and any other applicable electronic records to indicate that such Receivable has a unique identification code (as described in Section 2.02(e)) that is reflected on the records of the Servicer and Receivables Schedule hereto as being owned by the Issuer.

                                   ARTICLE VI

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

            Section 4.01 SERVICER.

            (a) From and after the Closing Date, the Servicer, as an independent contractor, shall manage, service, administer and make Collections on the Receivables in such Receivables Pool and perform the other actions required by the Servicer under this Agreement, all in accordance with all Applicable Laws. The Servicer's duties include, but are not limited to, collection and posting of all payments, responding to inquiries of the Obligors on such

Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for Collections, preparing tax forms required by any federal, state or local tax authority, if any, furnishing the Servicer Reports and annual statements required pursuant to Sections 5.02 and 6.03 and making Monthly Advances pursuant to Section 5.03. The Servicer will service the Receivables in accordance with the servicing standard set forth in Exhibit G or in the event that Exhibit G does not specify a standard with respect to a particular servicing function, in accordance with its usual and customary procedures consistent with the procedures employed by institutions that service motor vehicle retail installment contracts or motor vehicle installment loan notes for their own account or for the account of third parties (the foregoing, the "SERVICING STANDARD").

            (b) The Servicer may, in accordance with the Servicing Standard, grant extensions on a Receivable with respect to a Receivable for which the related Obligor is delinquent for failure of payment. The Servicer shall not grant more than one (1) extension on such Receivable in any calendar year and not more than three (3) extensions on any such Receivable and shall not extend the date for the final payment by any Obligor of any Receivable beyond six (6) months of the original final payment date of such Receivable, the Servicer shall promptly purchase such Receivable in the manner provided in Section 6.01(b). As necessary to maximize collections on the Receivables and in accordance with its Servicing Standards, the Servicer may in its discretion waive any Late Fees that may be collected in the ordinary course of servicing a Receivable. The use of a pass-a-payment coupon shall not be considered an extension on a Receivable pursuant to this Section 4.01(b).

            (c) Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Receivables and Financed Vehicles. If the Servicer commences a legal proceeding to enforce a Receivable, the Purchaser will thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Servicer may, with the prior written approval of the Purchaser, maintain such enforcement suit or legal proceeding in the name of the Purchaser or an affiliate. If reasonably required by the Servicer, the Purchaser shall furnish the Servicer, with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

            (d) The Servicer shall, consistent with the Servicing Standard, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle in favor of the Purchaser and its successors and assigns. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Purchaser and its successors and assigns in the event of the relocation of the related Financed Vehicle, or for any other reason. Notwithstanding the foregoing, (i) the Servicer, shall have no obligation to audit the perfection or re-perfection of security interests in the Financed Vehicles; and (ii) the Seller shall have no obligation to perfect or re-perfect unless it is aware that perfection or re-perfection is necessary.

            (e) Except as permitted by the Servicing Standard, the Servicer shall not (i) release the Financed Vehicle securing each Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full (or within $25 thereof) by or on behalf of the Obligor thereunder or repossession, (ii) impair the rights of the Purchaser in the Receivables, (iii) change the Contract Rate with respect to any Receivable, or
(iv) modify the Principal Balance or the total number of originally scheduled due dates of any Receivable.

            (f) The Servicer shall comply with Applicable Law in connection with the satisfaction of a Receivable and the release of Receivable Files.

            (g) With respect to any Financed Vehicle that is not covered by a VSI Policy and as to which the Obligor fails to maintain Vehicle Insurance, the Servicer shall obtain a CPI Policy in respect of such Financed Vehicle and shall administer such CPI Policy in accordance with (x) any generally applicable program or policies of the Servicer with respect to creditor-placed insurance,
(y) all Applicable Laws and (z) the terms of the applicable Receivable.

            (h) The Servicer or the Master Servicer, as the case may be, shall promptly inform the other Party, in writing, upon the discovery of any breach by the Servicer of Section 4.01(b), (d) or (e). If such breach is curable and the Servicer shall have timely commenced such cure but notwithstanding its due and diligent efforts, the breach shall not be capable of cure within sixty (60) days of the earlier of either discovery by or notice to the Servicer of such breach, the Servicer shall, upon receipt of written consent by the Master Servicer, have up to two additional thirty (30) day periods to effectuate the cure (up to an aggregate total of 120 days) so long as it is acting in good faith to effectuate such cure. If such cure is not effectuated after 120 days (or within sixty (60) or ninety (90) days, if the applicable extension was not granted by the Master Servicer), the Servicer shall purchase the Receivable affected by such breach at the Receivable Repurchase Price by deposit of the Receivable Repurchase Price on the next Remittance Date. The sole remedy of the Master Servicer with respect to a breach pursuant to Section 4.01(b), (d) or (e) shall be limited to the purchase of Receivables in accordance with this clause (h) and the indemnification provisions set forth in Section 8.01. The provisions of this
Section 4.01(h) shall be subject to Section 10.01(e).

            (i) The Servicer and the Master Servicer each agree that, should any Governmental Authority with bank regulatory powers find that the terms of this Agreement relating to the servicing of the Receivables constitute an unsafe and unsound condition with respect the Servicer, and such Governmental Authority notifies the Servicer of such finding, then the Servicer and the Master Servicer shall negotiate in mutual good faith to correct any such deficiencies and to bring this Agreement into compliance with Applicable Law.

            Section 4.02 REALIZATION OF RECEIVABLES.

            (a) In the event that any payment due under any Receivable is not paid when the same becomes due and payable, or in the event the related Obligor fails to perform any other covenant or obligation under the Receivable and such failure continues beyond any applicable grace period, the Servicer shall take such action as (i) it would take under similar circumstances with respect to a similar motor vehicle retail installment contract or motor vehicle installment loan note held for its own account for investment, (ii) shall be consistent with Servicing

Standard, and (iii) it shall determine prudently to be in the best interest of Purchaser. In connection herewith, the Servicer shall from its own funds make all necessary and proper Servicing Advances, subject to reimbursement pursuant to Section 4.04(c)(ii); PROVIDED, HOWEVER, that the foregoing shall not be construed to require Servicer to undertake repossession, restoration or preservation of any Financed Vehicle, unless the Servicer shall determine (x) that such preservation, restoration and/or repossession will increase the proceeds of liquidation of the Receivable to Purchaser after reimbursement to itself for such expenses and (y) that expenses in connection with such repossession, restoration or repossession will be recoverable either through Liquidation Proceeds or through Insurance Proceeds.

            (b) In connection with any Deficiency Balance, the Servicer in accordance with the Servicing Standards will (A)(i) pursue collection of the deficiency for a period of no more than 120 days, which may be extended an additional 60 days if, in the Servicer's reasonable judgment such extension will maximize recovery of the Deficiency Balance and then (ii) refer the related account to (x) its routinely preferred third party collector or (y) such other third party collector as approved by the Master Servicer (the entity hired pursuant to clause (x) or (y), the "Collector"), which will pursue collection of such Deficiency Balance; or (B) refer the related account directly to the Collector as provided in (A)(ii) above, if, in the Servicer's reasonable judgment referral of such account to the Collector will maximize recovery of the Deficiency Balance. In the event the Servicer refers the related account to the Collector, the Servicer shall no longer remain obligated or be liable to any other party for the collection of such Receivable. The Servicer shall, in accordance with Section 5.01, remit to the Master Servicer any amounts collected by it or remitted to it by the Collector (from which the Collector may net a portion of the Collector's costs, expenses and other charges not to exceed an amount equal to 40% of the recovery amount prior to deducting such costs, expenses and charges) in regards to such Deficiency Balance.

            Section 4.03 COMMINGLING OF COLLECTIONS RELATED TO THE RECEIVABLES.

            (a) For so long as the Servicer's short term senior unsecured debt rating remains A-1 (by S&P) and P-1 (by Moody's) or better or, if the Master Servicer otherwise agrees with respect to some or all of the Receivables, the Servicer shall be permitted to commingle all Collections relating to the Receivables received in the immediately preceding Collection Period with its own corporate funds.

            (b) In the event the Servicer's short term ratings fall below A-1 or P-1, as the case may be, the Servicer shall within five (5) calendar days of such ratings downgrade deliver all Collections in its possession relating to the Receivables to an account designated by the Master Servicer. Thereafter, the Servicer shall remit to the account so designated all Collections relating to the Receivables within two (2) Business Days of receipt thereof. Amounts in such account with respect to a Collection Period shall remain on deposit therein until the related Remittance Date and the Master Servicer agrees that it shall cause to be remitted to the Servicer on each Remittance Date, solely from Collections deposited in such account, amounts which the Servicer is entitled to receive or retain for itself (in respect of fees, reimbursement of expenses or advances or otherwise) in accordance with the terms of this Agreement.

            Section 4.04 PERMITTED RETENTION OF COLLECTIONS BY THE SERVICER.

            (a) As compensation for its services hereunder, the Servicer shall be entitled in accordance with the Purchase Agreement to retain from the interest portion of Monthly Payments collected or the interest portion of Liquidation Proceeds received on the Receivables the amount of its servicing fees in accordance with the Purchase Agreement; provided, however, that the servicing fees payable to Servicer from Collections with respect to the Receivables shall not exceed 1.00% per annum, and any additional servicing fee amounts payable to Servicer under the Purchase Agreement shall be paid by the Master Servicer. To the extent the interest portions are insufficient to pay the full amount of the servicing fee in a particular month, the Servicer shall be entitled to retain the interest portions of Monthly Payments collected and Liquidation Proceeds received in subsequent months to recover the unpaid portion. As additional servicing compensation, the Seller shall be entitled to receive all Late Fees with respect to the Receivables serviced pursuant to this Agreement and all interest accrued on any funds held by the Servicer constituting Collections of any of the Receivables.

            (b) The Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except to the extent specifically provided for herein.

            (c) On each Remittance Date, the Servicer shall retain amounts that constitute Collections on the Receivables for the following purposes:

      (i) to reimburse itself out of Interest Collections for Monthly Advances of the Servicer's funds made pursuant to Section 5.03.

      (ii) to reimburse itself for unreimbursed Servicing Advances; provided that such reimbursement with respect to any Receivable shall be limited to Liquidation Proceeds, Insurance Proceeds and Deficiency Balance recoveries with respect to such Receivable.

      (iii) to reimburse itself out of Interest Collections for unpaid servicing fees for the Receivables Pool.

            Section 4.05 ERRORS AND OMISSIONS INSURANCE. The Servicer, shall maintain, at its own expense, an errors and omissions insurance policy on all officers, employees or other persons acting in any capacity with regard to the Receivables to handle funds, money, documents and papers relating to the Receivables, which policy shall protect and insure the Servicer, against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such errors and omissions insurance policy shall also protect and insure the Servicer, against losses in connection with the release or satisfaction of a Receivables without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.05 requiring such errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Notwithstanding the foregoing, such errors and omission policy may have a deductible consistent with prudent corporate practice. Nothing in the preceding sentence shall limit any of the Servicer's indemnification obligations under this Agreement.

            Section 4.06 REMITTANCE OF HNB GAP AMOUNTS.

            (a) The Seller has agreed under the Purchase Agreement to handle all claims of Obligors in connection with HNB GAP for any Receivable. Notwithstanding any other provision of this Agreement or the Purchase Agreement, if the Servicer has been notified by the Seller pursuant to the Purchase Agreement that the Seller has determined that all or some portion of the Principal Balance of a Receivable is required to be cancelled pursuant to HNB GAP in effect for such Receivable, the Servicer shall take the appropriate steps to reduce the Principal Balance of such Receivable by the GAP Amount, and such reduction shall not be a violation of any other provision of this Agreement. The Servicer shall hold all amounts remitted by the Seller in respect of GAP Amounts in accordance with Section 4.03, and shall remit such amount to the Issuer or the Master Servicer on the immediately following Remittance Date, or as otherwise required by Section 4.03.

            (b) The Master Servicer agrees that it shall have no right to collect from the Obligor the amount of any GAP Amount that the Seller has determined pursuant to the Purchase Agreement to be applicable to any Receivable as described in the preceding paragraph, and that Master Servicer shall not, on its own or through any agent, attempt to collect any GAP Amount from any Obligor.

                                    ARTICLE V

                              PAYMENTS TO PURCHASER

            Section 5.01 REMITTANCES.

            (a) On each Remittance Date, the Servicer, shall remit by wire transfer of immediately available funds to the Master Servicer at the wire transfer instructions set forth on Exhibit K (or as otherwise directed by the Master Servicer from time to time in writing) all amounts constituting Collections on Receivables for the related Collection Period, as determined on the related Determination Date (net of amounts retained pursuant to Section 4.04 as of such date).

            (b) With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Servicer, shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each charge, plus two percentage points, but in no event greater than the maximum amount permitted by Applicable Law. Such interest shall be paid by the Servicer, to the Master Servicer on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Servicer Termination Event.

            Section 5.02 SERVICER REPORTS.

            (a) By no later than the First Remittance Date, the Servicer shall deliver to the Master Servicer a copy of each monthly remittance report (collectively, the "Servicer Reports") listed in Exhibit F-3 and each Servicer Report shall be substantially in the applicable form set forth in Exhibit F-4 and be satisfactory to the Master Servicer.

            (b) On each Determination Date, the Servicer shall provide to the Master Servicer each of the Servicer Reports listed in Exhibit F-3 attached hereto, with respect to Collections for the preceding Collection Period, in hard copy or electronic format as mutually agreed by the Servicer and the Master Servicer and each Servicer Report shall contain a certification from an Officer of the Servicer regarding the accuracy of the information contained therein.

            Section 5.03 MONTHLY ADVANCES BY SERVICER. On each Remittance Date, the Servicer shall remit from its own funds or from amounts held for future distribution an amount equal to the interest portion of all Monthly Payments that were (i) due on the Receivables during the applicable Collection Period and that were delinquent at the close of business on the last day of the Collection Period immediately preceding such Remittance Date or (ii) not due during the applicable Collection Period because payment in the Collection Period was deferred by the Servicer (including for this purpose, any extension made in connection with a pass-a-payment coupon). Any amounts held for future distribution used in the manner provided in the preceding sentence shall be reimbursed by the Servicer on or before any future Remittance Date, if funds available on such Remittance Date shall be less than payments required to be made to the Master Servicer on such Remittance Date. Notwithstanding the foregoing, the Servicer shall not be permitted to make any Monthly Advances pursuant to this Section 5.03 from amounts held for future distribution, and instead shall be required to make all Monthly Advances from its own funds, unless the Servicer shall have a long-term credit rating of at least "A" by Standard & Poor's and "A2" by Moody's. The Servicer's obligation to make such Monthly Advances as to any Receivable shall continue through the earlier to occur of (i) the last Monthly Payment due prior to the payment in full of the Receivable or (ii) the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds) with respect to the Receivable; PROVIDED, HOWEVER, that if requested by a Rating Agency in connection with a Pass-Through Transfer, the Servicer shall be obligated to make such Monthly Advances through the Remittance Date prior to the date on which cash is received in connection with the liquidation of the related Financed Vehicle; PROVIDED, FURTHER, HOWEVER, that the obligation to pay Monthly Advances shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Receivable are non-recoverable by the Servicer from Liquidation Proceeds or otherwise from amounts allocable to interest with respect to a particular Receivable.

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

            Section 6.01 SATISFACTION OF RECEIVABLES AND RELEASE OF RECEIVABLE FILES.

            (a) The Servicer shall comply with Applicable Law in connection with the satisfaction of a Receivable and the release of Receivable Files. Subject to the foregoing, upon the payment in full of any Receivable, or otherwise in accordance with the Servicer's customary policies and procedures consistent with the Servicing Standard, the Servicer is authorized to execute an instrument in satisfaction of such Receivable and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and terminate the security interest in the Financed Vehicle related thereto. To the extent that insufficient payments are received on a Receivable credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds if the shortfall is in excess of $25.

            (b) If the Servicer (I) satisfies or releases the Collateral securing a Receivable without first having either (x) obtained voluntary payment in full (or within $25 of payment in full) of the indebtedness secured by the Collateral or (y) repossessed and liquidated such Collateral, or (II)(x) otherwise prejudices any rights the Purchaser may have under the Collateral securing a Receivable (in addition to the rights of the Purchaser in connection therewith set forth in Section 4.01(h)) or (y) extends or otherwise amends the terms of the Receivable (including any change of the Contract Rate applicable to any Receivable or the Principal Balance or the total number of originally scheduled due dates of any Receivable), except as provided in Sections 4.01(b) and 4.01(e), upon written demand of the Issuer or the Master Servicer, the Servicer shall repurchase the related Receivable at the Receivable Repurchase Price and remit such amount to the Issuer on the next Remittance Date.

            Section 6.02 ANNUAL STATEMENT AS TO COMPLIANCE. The Servicer shall deliver to the Master Servicer on or before March 15 each year, beginning March 15, 2007, an Officer's Certificate (the "SERVICER ANNUAL CERTIFICATION") in substantially the form of Exhibit I.

            Section 6.03 ACCOUNTANTS' REPORTS. (a) On or before March 15 of each year beginning March 15, 2007, the Servicer, at its expense, shall cause a firm of independent certified public accountants that is a member of the American Institute of Certified Public Accountants to furnish a report to the Master Servicer (and consent of such firm for inclusion of such report in any filings with the Securities and Exchange Commission in connection with the Pass-Through Transfer) to the effect that such firm has examined the documents or records of the Servicer relating to the Receivables and that such examination (a) was made in accordance with generally accepted auditing standards and (b) included tests relating to retail motor vehicle loan and installment sale contracts serviced for others and that such firm is of the opinion that the provisions of this Agreement have been complied with during the preceding calendar year (or, with respect to the first report, the period from the Closing Date to December 31st of such year), and that, on the basis of such examination, nothing has come to their attention that would indicate that such servicing has not been conducted in compliance therewith during such calendar year or other period, except for (x) such exceptions as such firm shall believe to be immaterial and (y) such other exceptions as shall be set forth in such statement.

            (b) In connection with the Pass-Through Transfer and on or before March 15 of each year beginning March 15, 2007, the Servicer, at its expense, shall cause Deloitte & Touche or any other nationally recognized certified public accountants engaged by the Servicer from time to time that is a member of the American Institute of Certified Public Accountants to furnish a letter the Purchaser (and consent of such firm for inclusion of such report in any filings with the Securities and Exchange Commission in connection with the Pass-Through Transfer) covering such matters relating to the Receivables as reasonably requested by the Purchaser, including verification that none of the Receivables bear the same account number of any receivable transferred under any other financing transaction of the Servicer; PROVIDED, HOWEVER, that the Servicer shall not be required to furnish the aforesaid letter if it has previously furnished such letter to the Purchaser pursuant to the Purchase Agreement.

            Section 6.04 RIGHT TO EXAMINE SERVICER RECORDS. The Master Servicer, or its designee, shall have the right to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Receivables, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice. The Master Servicer shall pay its expenses associated with such examination.

            Section 6.05 SYSTEM BACKUP FILE. Within forty-five (45) days after the Closing Date, the Servicer shall provide to the Master Servicer a copy (on a medium mutually agreed upon between the Servicer and the Master Servicer) of a complete image from the Servicer's imaging system of each item in a Receivable File for each Receivable in the Receivables Pool transferred on the Closing Date. The Servicer shall at all times maintain a complete system backup file with respect to the Receivables and shall, by no later than each Determination Date, deliver to the Master Servicer a copy of (i) the loan file tape (determined by the data dictionary, in the form of Exhibit A attached hereto, as may hereafter be modified by mutual agreement of the Servicer and the Master Servicer) and (ii) the extracts from other applicable servicing systems of the Servicer's.

                                   ARTICLE VII

                              SERVICER TO COOPERATE

            Section 7.01 PROVISION OF INFORMATION. (a) The Servicer shall furnish to the Master Servicer such periodic, special, or other reports or information, and copies or originals of any other documents contained in the Receivable File for each Receivable provided for herein. All other special reports or information not provided for herein as shall be necessary, reasonable, or appropriate with respect to the Master Servicer or any regulatory agency shall be provided at the Master Servicer's expense. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Master Servicer may give.

            (b) The Servicer shall, promptly after any request by the Master Servicer in connection with the Pass-Through Transfer either (i) deliver to the Master Servicer an Officer's Certificate stating that there exists no material litigation relating to the Bank and no material investigation or proceeding which may exist at any time between the Bank and any Governmental Authority or
(ii) notify the Master Servicer that the Servicer is unable to deliver such Officer's Certificate as requested.

            (c) Promptly after the Servicer obtains knowledge thereof, the Servicer shall furnish to the Master Servicer notice of any material litigation relating to the Bank or any material investigation or proceeding which may exist at any time between the Bank and any Governmental Authority which, in either case, would have an impact on the Receivables or on the Bank's ability to act as Servicer hereunder with respect to the Receivables.

            (d) The Servicer shall execute and deliver all such instruments and take all such action as the Master Servicer may reasonably request from time to time, in order to effectuate the purposes, and to carry out the terms, of this Agreement.

            (e) As soon as available but no later than March 1 of each calendar year for so long as the Issuer is required to report under the Exchange Act, commencing in 2007, the Servicer shall:

                  (i) deliver to the Master Servicer a report regarding the Servicer's assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under paragraph (b) of Rule 13a-18, Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria related to Huntington National Bank specified in Appendix A or such criteria as mutually agreed upon by the Master Servicer and the Servicer; and

                  (ii) deliver to the Master Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

            Section 7.02 FINANCIAL STATEMENTS; SERVICING FACILITY. The Servicer shall make available to the Purchaser and any prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer, and to permit the Purchaser and any prospective purchaser to inspect the Servicer's servicing facilities for the purpose of satisfying the Purchaser and such prospective purchaser that the Servicer has the ability to service the Receivables as provided in this Agreement.

                                  ARTICLE VIII

                                  THE SERVICER

            Section 8.01 INDEMNIFICATION OF THIRD PARTY CLAIMS BY THE SERVICER.

            (a) Subject to the limitations set forth in Section 10.01(e), the Servicer shall indemnify each Servicer Indemnified Party and hold each Servicer Indemnified Party harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any Servicer Indemnified Party may sustain in any way related to (A) the failure of the Servicer to perform its duties as servicer and custodian and to service the Receivables in compliance with the terms of this Agreement, (B) the provision to the Master Servicer, any other Servicer Indemnified Party, any rating agency, any investor or any other participant in the Pass-Through Transfer of any Bank Information (other than Distorted Information), including all such information included in any offering document, term sheet or marketing materials relating to the Pass-Through Transfer and all such information included in an Exchange Act report or filing make by the Purchaser or any transferee under the Pass-Through Transfer, that is false, incorrect, incomplete or misleading in any material respect when delivered, (C) the breach of any representation or warranty, covenant or other agreement of Servicer set forth in this Agreement, (D) the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle or (E) any actual or alleged violations of law, breach of contract or tort by the Servicer in obtaining any CPI Policy for any Financed Vehicle.

            (b) The Servicer or the Servicer Indemnified Party, as applicable, shall promptly notify the other upon becoming aware that a claim subject to indemnification under Section 8.01(a) (a "SERVICER INDEMNIFIED CLAIM") has been made by a third party; PROVIDED, HOWEVER, that the failure of the Servicer Indemnified Party to notify the Servicer of a Servicer Indemnified Claim shall not relieve the Servicer from any liability under Section 8.01(a) which it may have to any Servicer Indemnified Party, but only to the extent such failure to notify does not prejudice the Servicer's ability to defend. The Servicer shall assume the defense of any such Servicer Indemnified Claim and be responsible for all fees and expenses of counsel incurred therewith as well as any other litigation expenses; PROVIDED, HOWEVER, THAT counsel chosen by the Servicer shall be reasonably acceptable to the Master Servicer; and PROVIDED FURTHER, HOWEVER, that at any time the Servicer Indemnified Party shall be entitled to participate therein and, to the extent that it shall wish, hire counsel (who shall not, except with the consent of the Servicer, be counsel to the Servicer) and, jointly with the Servicer, assume the defense thereof. The Servicer shall not be liable to the Servicer Indemnified Party for the cost of the Servicer Indemnified Party's counsel. If, in connection with any Servicer Indemnified Claim, the actual or potential defendants in, or targets of, any such action include both the Servicer and the Servicer Indemnified Party, and counsel retained by the Servicer cannot adequately represent both the Servicer and the Servicer Indemnified Party in light of the claims and defenses that each intends to raise, the Servicer Indemnified Party shall have the right to hire separate counsel to assume the defense of any such Servicer Indemnified Claim and the Servicer shall be responsible for all fees and expenses of such separate counsel incurred therewith as well as any other litigation expense. The Servicer shall not, without the written consent of the Servicer Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the Servicer Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Servicer Indemnified Party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act, by or on behalf of the Servicer Indemnified Party.

            (c)   To the extent the indemnification provided for in this Section
8.01 is unavailable to a Servicer Indemnified Party or is insufficient in respect of any losses, claims, damages or liabilities that are subject to such provisions, then the Servicer, in lieu of indemnifying such Servicer Indemnified Party, shall contribute to the amount paid or payable by such Servicer Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Bank on one hand and the Master Servicer on the other hand with respect to the facts and circumstances giving rise to such Servicer Indemnified Claim. The relative fault with respect to any Servicer Indemnified Claim arising out of a violation of the Securities Act or the Exchange Act shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Servicer's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Servicer and the Master Servicer agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentences. The amount paid or payable by the Servicer as a result of the losses, claims, damages and liabilities referred to in the first sentence of this paragraph shall be deemed to include, subject to the limitations set forth otherwise in this Section 8.01, any legal or other expenses reasonably incurred by such Servicer Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding any other provision of this Agreement, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not also guilty of such fraudulent misrepresentation.

            (d) The indemnification obligations of the Servicer under Section 8.01(a) shall survive the assignment and transfer of the Receivables in connection with the Pass-Through Transfer, the termination of the Servicer and the termination of this Agreement and shall be in addition to any liability which it may otherwise have.

            Section 8.02 MERGER OR CONSOLIDATION OF THE SERVICER. The Servicer shall preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Receivables and to perform its duties under this Agreement.

            Any Person into which the Servicer may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of either Party, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section

3.01(a) shall have been breached (for purposes hereof, the representations and warranties set forth in Sections 3.01(a)(i) through (ix) shall speak as of the date of consummation of such transaction) and no event that, with notice or lapse of time or both, would become a Servicer Termination Event shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Master Servicer an Officer's Certificate and Opinion of Counsel each stating that such consolidation, merger or succession and any such related agreements comply with this Section 8.02 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (iii) the Servicer shall have delivered to the Master Servicer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and its successors and assigns in the Receivables or (B) no such action shall be necessary to preserve and protect such interest. Furthermore, in the event the Servicer transfers or otherwise disposes of all or substantially all of its assets to an Affiliate of the Servicer, such Affiliate shall satisfy the condition described in the preceding sentence and shall also be fully liable to the Purchaser for all of the Servicer's obligations and liabilities hereunder.

            Section 8.03 LIMITATION ON LIABILITY OF SERVICER AND OTHERS. Neither the Servicer, nor any of the directors, officers, employees or agents of the Servicer, shall be under any liability to the Master Servicer or any other Person for taking any action or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this Section 8.03 shall not protect the Servicer from (i) any obligation to repurchase any Receivable where the remedy under this Agreement with respect to any breach of warranties or representations in this Agreement is to require Servicer to repurchase such Receivable; (ii) any obligation to indemnify any Servicer Indemnified Party for any matters indemnified under
Section 8.01(a); (iii) actual damages for breach of this Agreement that would constitute a Servicer Termination Event under Section 10.01(a)(i) or (ii); or
(iv) any right of the Master Servicer to terminate the Servicer for a Servicer Termination Event as specified in Section 10.01. The Servicer, and any director, officer, employee or agent of the Servicer, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder; PROVIDED FURTHER, HOWEVER, that in no event shall the Servicer be liable to Master Servicer or any other Person for any consequential, exemplary or punitive damages, except to the extent awarded to a third party with respect to any matters indemnified under Section 8.01(a).

            Section 8.04 LIMITATION ON RESIGNATION AND ASSIGNMENT BY SERVICER.

            (a) The Master Servicer has entered into this Agreement with the Servicer, and subsequent permitted purchasers or transferees pursuant to the Pass-Through Transfer will purchase the Receivables, in reliance upon the representations as to the adequacy of Servicer's servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall neither assign this Agreement or its the servicing or custodial obligations hereunder, nor delegate its rights or duties hereunder or any portion hereof.

            (b) The Servicer shall not resign from the obligations and duties hereby imposed on it, except by mutual consent of the Servicer and the Master Servicer or upon the determination that its duties hereunder are no longer permissible under Applicable Law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer. No resignation under this Section 8.04 shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 12.01, unless the Servicer is prohibited by Applicable Law from serving as Servicer, in which instance the Master Servicer shall immediately designate a successor Servicer.

                                   ARTICLE IX

                              PASS-THROUGH TRANSFER

            Section 9.01 EFFECT OF PASS-THROUGH TRANSFER.

      The Servicer shall:

      (i) cooperate with the Master Servicer and the trustee or similar entity, at the expense of the Master Servicer or such other trustee or entity, to satisfy, in connection with the Pass-Through Transfer, the applicable entity's reporting obligations under the Exchange Act and Applicable Law, including providing any information or report required by Form 10-D, Form 10-K, Form 8-K or by any item of Regulation AB to the extent required to be provided by or with respect to the Servicer (including, without limitation, Items 1117 (to the extent consistent with Sections 7.01(b) and 7.01(c)), 1119, 1121, 1122 and 1123 (to the extent consistent with Sections 6.02 and 6.03) of Regulation AB and any certification necessary to comply in form and substance with the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder; PROVIDED, HOWEVER, that with respect to affiliations between the sponsor, depositor and issuing entity (as such terms are defined in Regulation AB) and the Servicer, the Servicer's obligation with respect to Item 1119 shall be limited to commenting on proposed disclosure under Item 1119 that has been provided by or on behalf of Issuer.

      (ii)  provide as applicable, at the expense of the Master Servicer:

                  (A) (x) an Officer's Certificate executed by a senior officer of the Bank, responsible for the servicing of the Receivables; and (y) such additional statements, certificates or other similar documents of the Bank or reports from the Bank's accountants in connection with the Pass-Through Transfer and in substance as required by Applicable Law; and

                  (B) access for rating agencies, credit enhancers or investors reasonable to each Bank representative with responsibility, knowledge or experience with respect to the servicing of the Receivables, upon reasonable prior notice and during regular business hours, for the purpose of answering questions about the origination of the Receivables and the servicing of the Receivables;

      (iii) provide such periodic reports and other information relating the Receivables transferred in connection with the Pass-Through Transfer to and as required by the purchaser of the Receivables, the trustee or similar entity to effectuate the foregoing;

                                    ARTICLE X

                                     DEFAULT

            Section 10.01 SERVICER TERMINATION EVENTS. (a) Each of the following shall constitute a Servicer Termination Event:

      (i) any failure by the Servicer to remit to the Purchaser (x) any payment to be made on a Remittance Date that continues unremedied for a period of one (1) Business Day after the date upon which such payment was due or (y) any payment required to be made under the terms of this Agreement (other than any payment to be made on a Remittance Date) that continues unremedied for a period of three (3) Business Days after the date upon which such payment was due; or

      (ii) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Bank set forth in this Agreement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Bank, by the Master Servicer; or

      (iii) failure by the Servicer to maintain its license to do business in any jurisdiction where the Servicer is required to be licensed in connection with the servicing of the Receivables or the performance of its other obligations under this Agreement, which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Bank, by the Master Servicer; or

      (iv) any change in the business, assets, operations, prospects or condition, financial or otherwise, of the Bank that has a material adverse effect on the ability of the Bank to perform any of its obligations under this Agreement; or

      (v) the long-term unsecured debt rating of the Bank is withdrawn or reduced to "Baa2" by Moody's, "BBB" by Standard & Poor's or "BBB" by Fitch; or

      (vi) the Bank shall default in the payment of indebtedness for any borrowed monies (after giving effect to all applicable cure periods in any agreement governing such indebtedness) in an amount in excess of $10,000,000; or

      (vii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such degree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

      (viii) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to either the Servicer or of or relating to all or substantially all of its property; or

      (ix) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

      (x) the Servicer attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities or custodial responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of Section 8.04; or

      (xi) the indictment of Servicer, any director or employee thereof, any Affiliate or any director or employee thereof for criminal activity related to the origination or servicing activities of the Servicer, in each case, where such indictment materially and adversely affects the ability of the Servicer, as applicable, to perform its obligations under this Agreement subject to the condition that such indictment is not dismissed within ninety (90) days; or

      (xii) any Servicer Termination Event (as defined in the Purchase Agreement) under the Purchase Agreement.

            (b) The Bank shall deliver to the Master Servicer, promptly after having obtained knowledge thereof, but in no event later than three (3) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 10.01(a).

            (c) In each case, so long as a Servicer Termination Event shall not have been remedied, in addition to whatever rights the Master Servicer may have for damages or equitable relief, including injunctive relief and specific performance, except as may be limited by Section 8.03, the Master Servicer, by notice in writing to the Seller and the Servicer, may (i) terminate the Bank as Servicer under this Agreement and the servicing of the Receivables and the proceeds thereof, including the Servicer's custodial responsibilities hereunder;
(ii) give notice to each Obligor of the sale of the related Receivable to the Purchaser and that such Obligor shall, effective as of the date of such notice, remit all Monthly Payments to an account specified by the Master Servicer or
(iii) require the Servicer to deliver within five (5) Business Days all Receivable Files to an entity designated by the Master Servicer.

            (d) Upon receipt by the Servicer of such written notice pursuant to clause (c)(i) above, all authority and power of the Servicer under this Agreement, whether with respect to the Receivables or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from the Master Servicer, the Servicer shall prepare, execute and deliver to the successor servicer designated by the Master Servicer any and all documents and other instruments, place in such successor's possession all Receivable Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Receivable Files, at the Servicer's sole expense. The Servicer shall cooperate with the Master Servicer and such successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be held by the Servicer with respect to the Receivables or thereafter received with respect to the Receivables.

            (e) The Servicer shall not be required to repurchase a Receivable pursuant to Section 4.01(g) or to indemnify the Master Servicer pursuant to
Section 8.01 in connection with (x) a Receivable being deemed to be unenforceable in a jurisdiction or (y) the impairment of receipt by the Purchaser of Collections on a Receivable if either (x) or (y) above occurs as a result of the Master Servicer's failure to obtain any license or consent necessary in connection with its ownership of the Receivables. In addition, the Servicer shall not be required to repurchase a Receivable pursuant to Section 4.01(h) or to indemnify the Purchaser pursuant to Section 8.01 in connection with (A) the impairment of the Servicer's ability to collect amounts due on the Receivables or (B) a negative effect on servicing performance, if either (A) or
(B) above occurs as a result of the inability of the Servicer to pursue litigation due to the restrictions set forth in Section 4.01(c).

            Section 10.02 WAIVER OF SERVICER TERMINATION EVENTS. By a written notice, the Master Servicer may waive any Servicer Termination Event and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding the foregoing, if any Servicer Termination Event that has occurred is continuing, unless and until the Master Servicer shall waive such Servicer Termination Event by written notice, the Master Servicer may by notice in writing to the Servicer in the manner provided in Section 10.01(c), terminate the rights of the Servicer under this Agreement and in and to the servicing and the custody of the Receivables constituting one or more Receivables Pools and the proceeds thereof at any time thereafter.

                                   ARTICLE XI

                                   TERMINATION

            Section 11.01 TERMINATION. This Agreement shall terminate upon the earlier of (i) the later to occur of (A) the final payment or other liquidation (or any advance with respect thereto) of the last maturing Receivable and (B) the disposition of any Financed Vehicle with respect to the last Receivable and the remittance of all funds due hereunder or (ii) the mutual consent of the Servicer and the Master Servicer in writing. The representations and warranties made by the Servicer in Section 3.01 and the indemnification obligations of the Servicer under Section 8.01(a) shall survive the termination of this Agreement.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

            Section 12.01 SUCCESSOR TO SERVICER. (a) Prior to termination of any of the Servicer's responsibilities and duties under this Agreement pursuant to
Section 8.04, 9.01(a), 10.01(c) or 11.01, the Master Servicer shall (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor satisfying the conditions set forth in Section 8.02 which successor shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement, including as servicer and custodian, prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Receivables as it and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated in whole or in part pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor and shall continue to receive the servicing fees and any other amounts payable to the Servicer hereunder with respect to each affected Receivables Pool through but not including the day on which a successor Servicer is appointed. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 3.01(a) and the remedies available to the Master Servicer under Sections 4.01(h) and 6.01, it being understood and agreed that the provisions of such Sections 3.01(a), 4.01(h) and 6.01 shall be applicable to the Servicer notwithstanding any such termination of the Servicer, or the termination of this Agreement.

            (b) Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Master Servicer an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01(a), whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination of the Servicer or termination of this Agreement pursuant to Section 8.04, 10.01 or 11.01 shall not affect any claims that Master Servicer may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination.

            (c) The Servicer shall deliver promptly to the successor servicer all Collections held by it in respect of the Receivables and all Receivable Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

            (d) Any successor servicer shall be required to remit to the Master Servicer all collections received with respect to the Receivables on a daily basis unless otherwise agreed to by the Master Servicer.

            Section 12.02 AMENDMENT. This Agreement may only be amended from time to time by written agreement signed by the Servicer and the Master Servicer.

            Section 12.03 GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH

LAWS, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

            (a) In connection with any suit, claim, action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby, (i) each of the Bank and the Master Servicer hereby consents to the in personam jurisdiction of any court of the State of New York or any U.S. federal court located in the Borough of Manhattan in the State of New York; (ii) each of the Bank and the Master Servicer agrees that service by prepaid certified or registered mail, or any other form equivalent thereto (or, in the alternative, by any other means sufficient under applicable law, rules and regulations) at the addresses set forth in Section 12.05 shall be valid and sufficient for all purposes; and (iii) each of the Bank and the Master Servicer agrees to, and irrevocably waives any objection based on forum non conveniens or venue not to, appear in such state or U.S. federal court located in the Borough of Manhattan.

            (b) EACH OF THE BANK AND THE MASTER SERVICER HEREBY IRREVOCABLY AND UNCONDITIONALLY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE BANK OR THE MASTER SERVICER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE MASTER SERVICER TO ENTER INTO THIS AGREEMENT.

            Section 12.04 DURATION OF AGREEMENT. This Agreement shall continue in existence and effect until terminated as herein provided.

            Section 12.05 NOTICES.

            (a) Any notice pursuant to this Agreement shall be in writing signed by or on behalf of the Party giving it and may be served by sending it by confirmed facsimile, personal delivery or overnight courier to the address of the addressee set forth below (or to such other address as the addressee shall have specified to such Party by not less than fifteen (15) days prior notice given in accordance with this Section 12.05). Notice given is deemed for purposes of this Agreement:

      (i) in the case of a facsimile transmission, on the day a confirmation of receipt is confirmed, or, if such day is not a Business Day, on the first Business Day thereafter; and

      (ii) in the case of personal delivery or delivery by overnight courier, on the day of delivery at the address of the addressee or, if such day is not a Business Day, on the first Business Day thereafter.

            (b)   The details for notices are:

            (i)   if to Master Servicer:

                     Goldman Sachs Mortgage Company
                     85 Broad Street
                     New York, NY  10004
                     Attention:  David Stiepleman
                     Tel.:  (212) 902-0904
                     Fax.:  (212) 902-3000

                  with a copy to:

                     Goldman Sachs Mortgage Company
                     85 Broad Street
                     New York, NY  10004
                     Attention:  Joseph D'Urso
                     Tel.:  (212) 357-2507
                     Fax.:  (212) 346-3568

            (ii)  if to the Seller or Servicer:

                     The Huntington National Bank
                     Huntington Center
                     41 South High Street - HC0716
                     Columbus, OH  43287
                     Attention:  Timothy R. Barber
                     Tel.:  (614) 480-3547
                     Fax.:  (614) 480-4205

                  with a copy to:

                     The Huntington National Bank
                     Huntington Center
                     41 South High Street
                     Columbus, OH  43287
                     Attention:  Daniel W. Morton
                     Tel:  (614) 480-5760
                     Fax:  (614) 480-5404

            Section 12.06 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held unenforceable or invalid in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement in such jurisdiction to the extent of such unenforceability or invalidity, and such unenforceability or invalidity shall in no way affect the validity or enforceability of the other provisions of this Agreement or of such provisions in any other jurisdiction.

            Section 12.07 EFFECT ON PURCHASE AGREEMENT. The provisions of the Purchase Agreement, and all indemnities, agreements, representations, warranties and other statements of the parties thereunder, shall remain in full force and effect with respect to the Receivables. The obligations of the parties hereto under this Agreement shall be in addition to any liability which the parties may otherwise have under the Purchase Agreement, provided that no party shall be entitled to claim a double recovery of any amount.

            Section 12.08 RELATIONSHIP OF PARTIES. Nothing contained herein shall be deemed or construed to create a partnership or joint venture between the Master Servicer and the Servicer.

            Section 12.09 COUNTERPARTS. This Agreement may be executed in one or more counterparts and by each Party on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Transmission by facsimile of an executed counterpart hereof shall be deemed to constitute due and sufficient delivery of such counterpart.

            Section 12.10 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon, and shall be enforceable by the Servicer and the Master Servicer and their permitted successors and assigns. The Servicer may not assign all or any portion of its rights or obligations under this Agreement without the prior written consent of the Master Servicer. Any such purported assignment without such consent shall be null and void.

            Section 12.11 ASSIGNMENT BY PURCHASER. The Purchaser shall have the right, without the consent of the Servicer, and consistent with Section 9.01(a), to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Receivables in connection with a Pass-Through Transfer, and designate any Person to exercise any rights of the Purchaser hereunder, by executing one or more Assignment, Assumption and Recognition Agreements substantially in the form of Exhibit J to the Purchase Agreement and each assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Receivables. All references to the Purchaser in this Agreement shall be deemed to include such assignees and designees.

            Section 12.12 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Master Servicer or the Servicer, any right, remedy, power or privilege hereunder, will operate as a waiver thereof; nor will any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

            Section 12.13 FURTHER ASSURANCES. The Servicer and the Master Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested to more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

            Section 12.14 EFFECT OF HEADINGS; CROSS-REFERENCES. The article, section and subsection headings herein and the table of contents of this Agreement are for convenience only and shall not affect the construction of this Agreement. References in this Agreement to article, section and subsection numbers are to such article, section and subsection numbers of this Agreement.

            Section 12.15 NO PETITION COVENANT. Each of the Servicer and the Master Servicer, by entering into this Agreement, covenants that it shall not, prior to the date that is one year and one day after the payment in full of all securities issued in connection with the Pass-Through Transfer, acquiesce, petition or otherwise invoke or cause the issuer of such securities or trustee or other similar entity for such securities to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against such issuer or trustee or other entity under any bankruptcy, insolvency or similar law, or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such issuer or trustee or other entity or any substantial part of its properties, or ordering the winding up or liquidation of the affairs of such issuer, trustee or other entity. This Section 12.15 shall survive the termination of this Agreement.

            Section 12.16 THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of the parties hereto, and, to the extent expressly provided herein, the other Persons named herein, and, except to the extent expressly provided herein, no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

            IN WITNESS WHEREOF, the Servicer and the Master Servicer have caused their names to be signed hereto by their respective duly authorized officers as of the day and year first above written.

                                     GOLDMAN SACHS MORTGAGE COMPANY,
                                     as Master Servicer

                                     By:   GOLDMAN SACHS REAL ESTATE
                                           FUNDING CORP., as the General Partner
                                           of Goldman Sachs Mortgage Company

                                     By:   /s/ Jonathan Sobel
                                           ------------------
                                           Name: Jonathan Sobel
                                           Title: Vice President

                                       S-1        HUNTINGTON SERVICING AGREEMENT

                                         THE HUNTINGTON NATIONAL BANK, as
                                         Servicer

                                         By:   /s/ Timothy R. Barber
                                               ---------------------
                                               Name: Timothy R. Barber
                                               Title: Senior Vice President

                                       S-2        HUNTINGTON SERVICING AGREEMENT

                                    EXHIBIT A

                                   [Reserved]

                                    EXHIBIT B

                          LOCATION OF RECEIVABLE FILES

The location of the Receivable Files shall be:

      The Huntington National Bank
      2361 Morse Road
      Columbus, OH  43224

                                    EXHIBIT C

                                   [Reserved]

                                    EXHIBIT D

                                   [Reserved]

                                    EXHIBIT E

                                   [Reserved]

                                   EXHIBIT F-1

                                   [Reserved]

                                      F-1-1

                                   EXHIBIT F-2

                                   [Reserved]

                                      F-2-1

                                   EXHIBIT F-3

                        LIST OF MONTHLY SERVICER REPORTS

      1. MONTHLY FLAT FILE: Electronic file of data elements as specified in Purchaser's Data Dictionary (which shall be attached as Exhibit A to the Purchase Agreement).

      2. MONTHLY OUTSTANDING ROLL-FORWARD REPORT/SERVICER'S CERTIFICATE: A summary of the changes in the portfolio balance for the previous month. This report provides a summary of the categories (and dollar values of each) which impacted the portfolio's principal for the previous month. This includes principal payments, payoff payments, charged-off amounts, repossession proceeds, other charges and any non-cash items.

      3. MONTHLY ACCOUNT ACTIVITY REPORT: A loan level detail of the activity and monetary transactions that impacted each account in the portfolio. This report provides detail by account with regards to the amount of principal and interest collected, account status code (bankrupt or repossession), unpaid principal balance, and totals for interest and principal due to investor. Status accounts are also summarized by numbers and totals.

      4. MONTHLY LOSS TREND ANALYSIS: Provides delinquency and loss total information for a given period of time summarized on monthly intervals.

      5. MONTHLY SERVICING STANDARDS COMPLIANCE REPORT: Comparison of actual monthly performance levels achieved to those specified in the Performance Standards.

      6. REPOSSESSION/LOSS REPORT: Provides account level detail on each repossession, charge-offs, cram-down, GAP claim or settlement that was processed the previous month. Includes total repossession expenses, sale proceeds, deficiency balance amount(s) along with comparisons to industry average value guides and miscellaneous information regarding days in inventory and type of loss.

      7. REPOSSESSION TRACKING REPORTS: Monthly reports providing account level detail of pertinent data throughout the repossession process, including reports for: accounts assigned for repossession, accounts in repossession inventory and repossessions sold.

      8. BANKRUPTCY REPORT: Provides account level detail to include original balance, current balance, loan date, date of last payment, type of bankruptcy and scheduled payment amount.

      9. MONTHLY CONTRACTUAL DELINQUENCY REPORT: Provides information sorted by account number which displays account level detail by delinquency grade (current, 30, 60, 90 & 120+) with totals by category.

      10. PAID OUT ACCOUNT ACTIVITY REPORT: Loan level detail of accounts paid in full in a reporting period.

                                      F-3-1

      11. DAILY SWEEP REPORT: Provides information sorted by account number relative to the previous day's payment activity. This includes the total amount of payment posted to (or retracted from) each account, including a summary of those amounts applied to principal, interest and other.

      12. PAYMENT TRANSMITTAL REPORT: Provides a weekly and month-end summary of the cash transactions applied to all accounts for the specified period of time.

Ad-Hoc Daily Reports (upon request):

INDIVIDUAL ACCOUNT RECORDS: Screen prints can be made available for any given customer upon request (quantities limited). This will provide individual account detail relative to transaction history and current demographic information.

CALL VOLUME REPORTS: Daily CMS dialer call volume reports will be made available on an as requested basis in a to be determined format. Skip tracing log reports will also be made available upon request in a format to be defined at a later date.

Note: Optional Ad-Hoc daily reports based upon the previous month end data. Details of this reporting option to be obtained by providing specific reporting requests in writing. It is also noted that in the event of securitization, the trustee will define the final securitization format.

                                      F-3-2

                                   EXHIBIT F-4

                            FORM OF SERVICER REPORTS

                                   (On CD-ROM)

                                      F-4-1

                                    EXHIBIT G

                               SERVICING STANDARDS

The Servicer shall provide the loan accounting and servicing functions described in this document for the Portfolio(s) attached hereto, and for any other Portfolios that may become subject to this Agreement from time to time. Servicing fees shall cover all servicing costs (including various borrower account maintenance updates and title cures). The Servicer shall provide reconstitution support to the Purchaser if accounts in the Portfolio are sold pursuant to a Pass Through Transfer.

SERVICING ENVIRONMENT SETUP:

Set up unique identification for the Portfolio in the Servicer loan accounting and servicing system to provide servicing and process standards, reporting of results, data, and reports as mutually agreed upon for this Portfolio.

Establish procedures for calculating and assigning Deficiency Balances to HNB recovery units or through a third party vendor.

All customer statements, forms, letter, correspondence and default notices and resulting actions will be identified in the name of the Servicer and the Master Servicer name shall not be conveyed in any written or verbal correspondence unless required by law.

Report monthly to the 3 major credit bureaus in the name of the Servicer and not the Master Servicer.

LOAN ACCOUNT SERVICING AND REPORTING:

Maintain appropriate customer and loan account records for all accounts on the Servicer Accounting System. The system will accurately account for interest accruals, payoff calculations, late charge processing, payment application processing, delinquency processing and closed loan processing.

Process all loan payments in compliance with the Retail Installment Loan Contracts.

Process on a daily basis all payments received from customers.

Perform all exception processing for non exact items, misapplied payments, or other correspondence received from the customers.

Appropriately staff (including with Bilingual counselors) the toll free customer service and collection line to respond to customer inquiries using live operators (define and agree upon working hours and days).

Respond to and resolve written customer inquiries regarding their accounts.

Process account maintenance changes to the loan accounting system.

Generate and mail late notices to customers when their account becomes past due.

Generate and maintain an interface to the Servicer Collection Management System for all accounts that are past due to initiate collection efforts.

Investigate and process refunds on overpayment accounts.

Process and address any credit bureau disputes received from customers directly or the credit bureaus.

Update the credit bureau risk score for each account within the portfolio on a quarterly basis, and provide updates to Master Servicer.

Periodically update the behavior score (as applicable) for each account in the portfolio.

Generate and mail appropriate forms and letters to customers throughout the life of the loan (i.e. payoff letters, final payment bills, paid letters, etc.).

Send any notices provided by the Master Servicer or its designee to maintain compliance with the Privacy Act.

Maintain customer accounts in an automated loan accounting system ensuring the information contained in the account records is accurate and authorized change requests are processed.

Provide all payment processing for loan accounts including ACH, other electronic payment processes currently available and supported, and Lock box account for receipt of customer payments.

Provide 24/7 toll-free incoming call service to loan customers for inquiries on their accounts.

Establish access to a VRU to provide automated balance and payoff information for loan customers.

Perform paid loan processing functions including credit bureau updates.

Process lien satisfactions for paid out/closed installment loans.

Archive all loan documents on hard copy or film for the appropriate retention period.

LOAN ACCOUNT COLLECTION:

Establish and maintain collection records in the Servicer Collection Management System for all past due accounts. Record all collection efforts within the collection history for each account.

Process extensions in accordance with Master Servicer or its designee's guidelines.

No Skip a Payment or other deferment programs (other than as provided in Section 4.01(b)) allowed other than existing pass a payment in current coupon books.

EARLY STAGE DELINQUENCY:

Utilize the Servicer's STRATA Decisioning System including any Behavior Scoring System and updated FICO scores to assign collection strategies as specified herein. Loans will have phone calls start as early as 1 day past due depending on the account level strategy. First payment default loans must be called between the fifth and tenth day. Minimum contact per account ratio of 2.5 monthly, and call penetration rates to be actively managed to achieve these results.

Customer contact inquiries will be made to determine and provide the reason(s) for default including but not limited to status of employment and household income, any insurance claims in process, status of insurance on and location and condition of collateral if applicable.

Collection actions and contact attempts will be taken in accordance with collection strategies as often as necessary and at various times of the day, evening, and weekend in compliance with applicable law.

Accounts with no contact after 10 days (or earlier, if there is no phone number in service for the related Account) will be escalated to manual review to determine on-going strategy. If account has still not been contacted through the dialer, account will be assigned to an off-dialer collection resource for the purpose of direct scheduled calling sequence which may include a targeted call period (evenings, weekends, breaks, etc.). This process will occur approximately 17-20 days after scheduled due date.

At any stage (either by on-dialer recognition or through off-dialer review) the account can be forwarded to an off-dialer resource or to a supervisor. No promise in excess of ten days will be allowed. An account is currently considered a broken promise 3 days after the date made. Advanced collection resources will become involved if the customer has broken an existing promise to pay. These resources will work the account within two business days after the broken promise. In special circumstances, the account can be issued directly to supervisor for review for repossession, or to the skip department for advance location review. Broken promises are sent to a specific queue and will be prioritized in CACS to maximize the next day call rate.

Skip tracing will commence as soon as indicated (telephone disconnected, mail returned), and no later than 10 days after no contact. Making borrower contacts attempts based on information obtained through methods such as credit reports, internet services, place of employment and co-signer information, door knocks, etc. If all account information is still considered to be valid, account will be placed back into the dialer for 2nd random call sequencing.

MID-STAGE AND FRONT-END COLLECTIONS:

A supervisor reviews most accounts that progress to beyond 30-days delinquent, or that have been referred to the supervisor by the collector due to an adverse situation or unacceptable customer request. No accounts (other than, potentially, accounts with a balance of less than $2,500) will remain in front-end collections for longer than 45 days.

For accounts 30 or more days past due, continued regular phone attempts to contact the Borrower will be made.

Customers 30 or more days past due will be requested to send payments via overnight mail or through an automatic payment service.

Exclusive of any on-line automated late notices, the collection resource will have the ability to generate an on-line collection letter to the debtor. These notices to range from a friendly reminder to a firm demand letter based upon the severity of the delinquency and the history of the account.

Account will remain in the collection resource's queue with a follow-up code. This code will only be changed if the customer makes a payment, or the collection resource performs an action on the account. Accounts are typically sorted based upon the oldest follow-up date and the outstanding balance of delinquency. Account follow-up should not exceed two days without the account being reviewed.

Between the 45th and 60th day of delinquency of accounts where no payment arrangements have been made, Servicer will order a current credit bureau report if appropriate, verify title lien if applicable, and value of collateral if applicable and order a copy of the Contract as needed.

The supervisor can submit the account for repossession during the standard review process, or during special request by the off-dialer collection resource. This will occur when the account has progressed to approximately 55 days, but no more than 70 days contractually delinquent, but may occur at any time based upon the supervisor's/portfolio manager's determination.

ADVANCE COLLECTIONS:

Late Stage Collectors will be dedicated to collect on accounts at or near 45 days contractually delinquent. No more than 200 accounts will be assigned to any one Late Stage Collector at any one time.

Advance collections include:

o     Accounts that are skip and cannot be located

o Accounts that have broken multiple promises to pay without activity by the customer

o     Accounts that are out for repossession or liquidation

o     Accounts with pending insurance activity

For most accounts that becomes 60 days past due, a supervisor shall review the account and determine and execute a collection strategy. Strategies will be based upon the borrowers ability to pay, delinquency status, payment history and the asset's value/location. If it is not conceivable that arrangements can be made to bring the customer current over a period of time through a repayment plan or extension (in accordance with the agreed upon procedures), the supervisor will submit the account to the collateral management group for review for asset liquidation.

The account is placed into a special queue, where a mini-skip routine is performed to secure the whereabouts of the asset prior to assigning the account for repossession. This process is designed to expedite the recovery and sale process, and minimizes acquisition and storage costs.

The collector will examine the collateral type and value, and make an evaluation as to the time necessary to liquidate the asset, and estimate the potential selling price prior to the final decision to liquidate.

Servicer will charge off accounts from the Servicer Loan Accounting System at the earliest of:

      i)    when the account is deemed uncollectible, or

      ii)   when the asset has been sold and proceeds received, or

      iii)  60 days after repossession, if the asset is still in inventory, or

      iv) by the end of the month during which a loan becomes 120 days past due and is not in repossession inventory, or

      v) by the end of the month during which a loan becomes 180 days past due.

Unrecovered balances will be charged off promptly after collateral liquidation and receipt of funds. Servicing functions supporting the collection, repossession and remarketing, or securing of insurance or other proceeds due on the account will continue regardless of the charge off designation. Servicing and Accounting systems, reports and data files must contain an identifier for Repossession, and/or Charge-off status.

In cases of loan default and charge offs only, Servicer will apply for and use reasonable efforts to realize upon insurance proceeds, including GAP insurance and rebates on insurance and warranty policies in order to mitigate the loss incurred. In all other cases, customers will be directed to the originating dealership for cancellations, refunds, and all other insurance and warranty matters.

Accounts in repossession and bankruptcy status remain in special queues that are not accessed by the general collection resources unless redemption, reaffirmation, dismissal, or other action has occurred which would qualify the account for general collection processing.

REPOSSESSION:

Servicer will provide a repossession and remarketing network and contract with such third party service providers.

Contracts assigned for repossession shall be handled in accordance with the following standards and procedures:

o     Verify lien on title.

o     Order copy of contract and original title, if appropriate.

o Complete assignment to repossessor with borrower and collateral information within 48 hours of receipt in repossession department.

o     Follow up with repossessor on progress weekly.

o     Continue to attempt contact and payment arrangements with borrower.

o When contacted by repossessor that property has been repossessed, obtain condition report, storage location and costs.

o Follow state requirements regarding borrower notification and redemption or reinstatement periods.

o If appropriate, negotiate redemption, notify storage lot of redemption and terms. Provide borrower with redemption release to claim property once terms have been met.

o If no redemption, determine value of collateral, set floor price and proceed with sale at auction.

o All auction expenses to be netted from proceeds of sale and net proceeds applied to the loan balance. Repossession expenses are paid by invoice and added to account balance.

o     Calculate deficiency balance and send deficiency letter to borrower.

o     Obtain any warranty or insurance proceeds due on account.

o Charge off deficiency, or if overage exists after full payment of account and expenses, send overage to borrower with notice of sale.

Servicer remarketing specialist to attend auctions to inspect collateral, validate the auction process, and/or evaluate the remarketing strategy.

RECOVERY:

Account collection activities will continue after charge-off by following recovery procedures in accordance with this Agreement.

Accounts may be outsourced to a collection agency immediately following charge-off as determined by Huntington's recovery scorecard. Accounts with respect to which such a determination is made will typically be maintained in-house for no more than 180 days and will be managed by Huntington Agency Management Specialists. If in-house efforts will exceed 180 days the Supervisor of the unit will review the account and fully document the situation with his or her approval.

All collection agencies will be audited on a quarterly basis. Every such agency is required to adhere to the Huntington MARS Guidelines.

Accounts that are not immediately outsourced to a collection agency will be tagged with one of the following "EXCLUDED STATUS CODES:

o PPA - Accounts that are coded with a PPA Status Code, (Promise to Pay) will be excluded from the Recovery Score Strategy. Accounts may exceed 180 days in-house provided scheduled monthly payments are being made. Reduced costs to the investors and customer service are best practices.

o SEC - Accounts that are coded with a SEC Status Code, (Secured) will be excluded from the Recovery Score Strategy. Internal efforts along with skip trace vendors will be utilized to recover and liquidate the collateral. Efforts will be made for a period not to exceed 180 days. Once the internal efforts to secure the vehicle are exhausted the accounts will be referred to a collection agency to be worked under the Huntington MARS guidelines.

o FRD - Accounts that are coded with a FRD Status Code (Fraud), will be excluded from the Recovery Score Strategy. Huntington Fraud Investigators and/or Bank Security will handle investigation and recovery efforts. In some cases litigation and/or prosecution will be necessary. If it is determined that a fraudulent transaction has occurred the account will not be referred to a collection agency. Accounts will be worked to conclusion and then placed into a "uncollectible work queue". Collection Agencies do not work fraudulent accounts.

o LGL - Accounts that are coded with a LGL Status Code, (Legal) will be excluded from the Recovery Score Strategy. Huntington Litigation Specialists will work with outside counsel to secure and liquidate collateral. Litigation Specialists may also enter into agreed upon payment arrangements of the deficiency balance through agreed judgment entries. Accounts, in most cases will exceed the contractual number of days worked in-house. Collection agencies do not have the expertise to work through complex litigation matters and would not work the account without an increase in contingency fees.

o DEF - Accounts that are coded with a DEF Status Code, (Defense) will be excluded from the Recovery Strategy. Huntington Litigation Specialists will work with in-house or outside counsel to defend any actions brought against the bank. Accounts, in most cases will exceed the contractual number of days worked in-house. On going strategy will need to be identified on a case-by-case basis. Outside collection agencies do not have the expertise to work through complex litigation matters.

o BNK - Accounts that are coded with a bankruptcy status code, (BNK, B13, BO7 etc.,) will be excluded from the recovery strategy. Huntington Bankruptcy Specialists will work in-house and with outside counsel to represent the investor in the bankruptcy proceedings. Accounts in most cases will the contractual number of days worked in-house. On going strategy will need to be identified on a case-by-case basis. Collection Agencies do not work bankrupt accounts on a contingency fee agreement.

GUIDELINE COSTS ASSOCIATED WITH REPOSSESSION AND REMARKETING PROCESS
(ESTIMATED):

Judicial Fees: $500
Repossessor charge: $285 per unit (includes keys) average of voluntary and involuntary
Storage Fee: $10 average per unit repossessed and sold
Standard Auction Clean-Up Fee: $83 per vehicle
Auction or Sale fee: Average of $105 per unit sold
Title conversion or Duplicate Title (if applicable): $45 per unit sold Move collateral to auction: $37 per vehicle
Impound fees if applicable: Average of $45 per account processed

ALL COSTS ARE TO BE RECOUPED FROM THE LIQUIDATION SALE PROCEEDS. NET LIQUIDATION PROCEEDS CANNOT BE LESS THAN ZERO.

BANKRUPTCY:

In the event that a debtor declares bankruptcy, servicer enters the bankruptcy transaction on the account the same or following business day that the notification is received. The account is placed into the bankruptcy department's worklist, where follow-up dates and codes are placed on the account to ensure that the servicer is following state and federal law in the handling of these accounts. Servicer will perform all necessary actions for bankruptcy including, at a minimum, the following:

o     Acknowledge receipt of bankruptcy notice

o Stop all collection activity to comply with Federal Stay Order, including property sale

o Conduct initial review verifying payment status, collateral, account balance and debtor's attorney

o     Obtain knowledge and understanding of the customer's plan

o     Lift stay on collateral, as needed

o     Motion to discharge/dismiss, as needed

o     Objection to confirmation, as needed

o     File proof of claim on all BKs as necessary

o     Monitor customer's compliance to the confirmed plan

o     Aggressively pursue reaffirmation of debt

o     Process Cram Down amount when received from the court

PERFORMANCE STANDARDS:

The following Performance Standards will be measured on a calendar month basis during the term of this Agreement. Servicer and Master Servicer will jointly develop specific measurement process and documentation during the implementation.

                                                                    Performance
                     Customer Service                                Standard
--------------------------------------------------------------------------------
Timeliness:  % of calls answered in under 30 seconds                    70%

Timeliness:  % incoming calls answered.  Manage to 5%
abandonment rate or better                                              95%

For routine customer service inquiries (e.g. due date
changes, automatic deductions) fulfillment confirmation
letters will be sent within 2 business days.  All written
service inquiries will be processed within the standard
day guidelines detailed by Servicer.                                    90%

% of payments posted same business day if received in lock
box by 10:00 AM EST with payment coupon.  Payments
received after 10:00 AM EST, will be posted the next
business day.  All other exception payments will be posted
not more than 5 business days after receipt.                            95%

                                                                    Performance
                             Collections                              Standard
--------------------------------------------------------------------------------
Timeliness:  Percent of incoming calls to the defined 800#
answered within 30 seconds                                              70%

Adherence to Collection Standards specified herein                      90%

Contact per account ratio                                         2.50 per month

Maximum Late Stage Accounts (60+ Days Past Due) assigned
per Collector                                                           200

New bankruptcy filings assigned per Bankruptcy Specialist            120 - 150

                                                                    Performance
Repossession                                                         Standard

Maximum number of repossessed Financed Vehicles in
inventory for more than 60 days                                         50%

                                                                    Performance
Mainframe Systems                                                    Standard

Availability                                                            98%

                                   EXHIBIT H-1

                                   [Reserved]

                                      H-1-1

                                   EXHIBIT H-2

                                   [Reserved]

                                      H-2-1

                                   EXHIBIT H-3

                                   [Reserved]

                                      H-3-1

                                   EXHIBIT H-4

                                   [Reserved]

                                      H-4-1

                                    EXHIBIT I

               FORM OF SERVICER ANNUAL STATEMENT AS TO COMPLIANCE

            I [ ] certify that I am a duly elected [ ] of The Huntington

National Bank, a national banking association (the "Bank"), authorized to execute and deliver this certificate in the name and on behalf of the Bank, as
required by Section 6.02 of the Servicing Agreement, dated as of [     ], 2006
(the "Servicing Agreement"), among the Bank, as servicer (in such capacity, the "Servicer"), and Goldman Sachs Mortgage Company, as master servicer, and further certify in the name of and behalf of the Servicer, that:

            1. A review of the activities of the Servicer and of the performance of its obligations under the Servicing Agreement during the period from [ ], 200[ ] to and including December 31, 200[ ] (the "Review Period") [or, with respect to the first Officer's Certificate, the period from the Closing Date to December 31 of such year] was conducted under the supervision of the undersigned.

            2. Based on my knowledge and such review, except as otherwise disclosed pursuant to paragraph 3 below, the Servicer has fulfilled its obligations under the Servicing Agreement during the applicable Review Period and there is no significant deficiency known by the undersigned with respect to the applicable Review Period which has not been disclosed herein.

            3. Based on such review, to the undersigned's knowledge, the following is a description of each significant deficiency during the Review Period in the performance of the Servicer's obligations under the provisions of the Servicing Agreement, which sets forth in detail (i) the nature and status of each such deficiency and (ii) the action taken by the Servicer, if any, to remedy each such deficiency: [List Out]

            4. I have reviewed all distribution or servicing reports (the "Reports") delivered by the Servicer in respect of periods included in the Review Period.

            5. Based on my knowledge, the information in these Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the applicable Review Period.

            6. Based on my knowledge, the distribution or servicing information required to be provided to the Purchaser by the Servicer under the Servicing Agreement for inclusion in these Reports is included in these Reports.

            7. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon my knowledge and review, and except as disclosed to Purchaser in this Certificate or otherwise in writing, the Servicer has fulfilled its obligations under the Servicing Agreement.

            8. To the knowledge of the undersigned, the Servicer has provided all of the reports and certificates required under Sections 5.02, 6.02 and 6.03 to the parties to which such reports and certificates are required to be provided with respect to the applicable Review Period.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:____________________           By:________________________
                                           Name:
                                           Title:

                                    EXHIBIT J

                                   [Reserved]

                                    EXHIBIT K

                    WIRE INSTRUCTIONS FOR THE MASTER SERVICER

To: Goldman Sachs Mortgage Company
Bank Name: CITIBANK
ABA #: 021000089
A/C#: 40711421
REF: Huntington Auto Flow Program

                                    EXHIBIT L

                                   [Reserved]

                                    EXHIBIT M

                                   [Reserved]

                                    EXHIBIT N

                                   [Reserved]

                                    EXHIBIT O

                                   [RESERVED]

                                    EXHIBIT P

                                   [Reserved]

                                    EXHIBIT Q

                                   [Reserved]

                                    EXHIBIT R

                                   [RESERVED]

                                    EXHIBIT S

                                   [RESERVED]

                                    EXHIBIT T

                                   [Reserved]

                                   SCHEDULE 1

                                   [Reserved]

                                  Schedule 1-1

                                   SCHEDULE 2

                           FORM OF LOST NOTE AFFIDAVIT

            I, the undersigned, do hereby state that:

            1. I, a duly authorized Officer of The Huntington National Bank, (the "Bank"), am authorized to make this Affidavit on behalf of the Bank.

            2. The Bank is the owner of the following installment note or loan agreement (the "Contract"):

            Loan No:
            Obligor:
            Automobile Make and Model:
            Year Model:
            Body Style:
            Vehicle Identification Number:
            Date:
            Original Amount:

            3. The Bank is the lawful owner of the Contract, and the Bank has not assigned or hypothecated the Contract.

            4. The original Contract could not be located after a thorough and diligent search, which consisted of searching through such records of the Bank as were reasonable and appropriate.

            5.    ( ) Attached is a true and correct copy of the original
Contract.

            6. This affidavit is intended to be relied on by the purchaser of the Contract from the Bank and such purchaser's successors and assigns.

            7. The Bank agrees immediately and without further consideration to surrender the original Contract to the foregoing purchaser, its successor or the assignee thereof if such original Contract ever comes into the Bank's possession, custody or power.

            8. The Bank further agrees to indemnify and hold harmless the foregoing purchaser and its successors and assigns from any and all losses, liabilities, costs, damages, reasonable attorney's fees and expenses in connection with the inability of the Bank to locate the original Contract.

                                  Schedule 2-1

                                    EXECUTED THIS _____day of __________, 200[]
                                    On behalf of:

                                    ___________________________________________
                                    Name:
                                    Title:
STATE OF

COUNTY OF

            Before me, a Notary Public in and for said County and State, personally appeared __________________________________, a duly authorized
Officer of ___________________, who acknowledges the signing thereof to be his/her free and voluntary act and deed and the free act and deed of said board.

            IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last aforesaid.

            ________________________________________________________
            Notary Public

                                  Schedule 2-2

                                   APPENDIX A

----------------------------------------------------------------------------------------------
                                                                        APPLICABLE SERVICING
                          SERVICING CRITERIA                                    CRITERIA
----------------------------------------------------------------------------------------------
   REFERENCE                            CRITERIA
----------------------------------------------------------------------------------------------
                        GENERAL SERVICING CONSIDERATIONS
----------------------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are instituted to monitor   Indenture Trustee, GSMC
                   any performance or other triggers and events of
                   default in accordance with the transaction
                   agreements.
----------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are            Indenture Trustee, GSMC
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the third
                   party's performance and compliance with such
                   servicing activities.
----------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction agreements to   N/A
                   maintain a back-up servicer for the pool assets
                   are maintained.
----------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions policy     N/A
                   is in effect on the party participating in the
                   servicing function throughout the reporting
                   period in the amount of coverage required by and
                   otherwise in accordance with the terms of the
                   transaction agreements.
----------------------------------------------------------------------------------------------
                       CASH COLLECTION AND ADMINISTRATION
----------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on pool assets are deposited into the      SST, Ford, Huntington
                   appropriate custodial bank accounts and related
                   bank clearing accounts no more than two business
                   days following receipt, or such other number of
                   days specified in the transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of   SST, Ford,
                   an obligor or to an investor are made only by       Huntington,
                   authorized personnel.                               Indenture Trustee
----------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding           Indenture Trustee,
                   collections, cash flows or distributions, and any   Huntington
                   interest or other fees charged for such advances,
                   are made, reviewed and approved as specified in
                   the transaction agreements.
----------------------------------------------------------------------------------------------
 1122(d)(2)(iv)    The related accounts for the transaction, such as   Indenture Trustee
                   cash reserve accounts or accounts established as
                   a form of overcollateralization, are separately
                   maintained (e.g., with respect to commingling of
                   cash) as set forth in the transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at a           Indenture Trustee
                   federally insured depository institution as set
                   forth in the transaction agreements. For purposes
                   of this criterion,
----------------------------------------------------------------------------------------------

                                  Appendix A-1

----------------------------------------------------------------------------------------------
                                                                         APPLICABLE SERVICING
                          SERVICING CRITERIA                                    CRITERIA
----------------------------------------------------------------------------------------------
   REFERENCE                            CRITERIA
----------------------------------------------------------------------------------------------
                   "federally insured depository institution" with
                   respect to a foreign financial institution means
                   a foreign financial institution that meets the
                   requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.
----------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent    Indenture Trustee
                   unauthorized access.
----------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis     Indenture Trustee
                   for all asset-backed securities related bank
                   accounts, including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations are (A) mathematically accurate;
                   (B) prepared within 30 calendar days after the
                   bank statement cutoff date, or such other number
                   of days specified in the transaction agreements;
                   (C) reviewed and approved by someone other than
                   the person who prepared the reconciliation; and
                   (D) contain explanations for reconciling items.
                   These reconciling items are resolved within 90
                   calendar days of their original identification,
                   or such other number of days specified in the
                   transaction agreements.
----------------------------------------------------------------------------------------------
                       INVESTOR REMITTANCES AND REPORTING
----------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to be filed   Indenture Trustee
                   with the Commission, are maintained in accordance
                   with the transaction agreements and applicable
                   Commission requirements. Specifically, such
                   reports (A) are prepared in accordance with
                   timeframes and other terms set forth in the
                   transaction agreements; (B) provide information
                   calculated in accordance with the terms specified
                   in the transaction agreements; (C) are filed with
                   the Commission as required by its rules and
                   regulations; and (D) agree with investors' or the
                   trustee's records as to the total unpaid
                   principal balance and number of pool assets
                   serviced by the Servicer.
----------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and          Indenture Trustee
                   remitted in accordance with timeframes,
                   distribution priority and other terms set forth
                   in the transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an investor are posted        Indenture Trustee
                   within two business days to the Servicer's
                   investor records, or such other number of days
                   specified in the transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the investor      Indenture Trustee
                   reports agree with cancelled checks, or other
                   form of payment, or custodial bank statements.
----------------------------------------------------------------------------------------------

                                  Appendix A-2

----------------------------------------------------------------------------------------------
                                                                         APPLICABLE SERVICING
                          SERVICING CRITERIA                                    CRITERIA
----------------------------------------------------------------------------------------------
   REFERENCE                            CRITERIA
----------------------------------------------------------------------------------------------
                            POOL ASSET ADMINISTRATION
----------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on pool assets is            SST, Ford, Huntington
                   maintained as required by the transaction
                   agreements or related asset pool documents.
----------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Pool assets and related documents are safeguarded   SST, Ford, Huntington
                   as required by the transaction agreements
----------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to the     SST, Ford, Huntington,
                   asset pool are made, reviewed and approved in
                   accordance with any conditions or requirements in
                   the transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on pool assets, including any payoffs,     SST, Ford, Huntington
                   made in accordance with the related pool asset
                   documents are posted to the Servicer's obligor
                   records maintained no more than two business days
                   after receipt, or such other number of days
                   specified in the transaction agreements, and
                   allocated to principal, interest or other items
                   (e.g., escrow) in accordance with the related
                   asset pool documents.
----------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the accounts and   SST, Ford, Huntington
                   the accounts agree with the Servicer's records
                   with respect to an obligor's unpaid principal
                   balance.
----------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of an   SST, Ford, Huntington
                   obligor's account  (e.g., loan modifications or
                   re-agings) are made, reviewed and approved by
                   authorized personnel in accordance with the
                   transaction agreements and related pool asset
                   documents.
----------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,          SST, Ford, Huntington
                   forbearance plans, modifications and deeds in
                   lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are initiated,
                   conducted and concluded in accordance with the
                   timeframes or other requirements established by
                   the transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts are          SST, Ford, Huntington
                   delinquent in accordance with the transaction
                   agreements. Such records are maintained on at
                   least a monthly basis, or such other period
                   specified in the transaction agreements, and
                   describe the entity's activities in monitoring
                   delinquent pool assets including, for example,
                   phone calls, letters and payment rescheduling
                   plans in cases where delinquency is deemed
                   temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------

                                  Appendix A-3

----------------------------------------------------------------------------------------------
                                                                         APPLICABLE SERVICING
                          SERVICING CRITERIA                                    CRITERIA
----------------------------------------------------------------------------------------------
   REFERENCE                            CRITERIA
----------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of return    N/A
                   for pool assets with variable rates are computed
                   based on the related pool asset documents.
----------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an obligor    N/A
                   (such as escrow accounts): (A) such funds are
                   analyzed, in accordance with the obligor's
                   Account documents, on at least an annual basis,
                   or such other period specified in the transaction
                   agreements; (B) interest on such funds is paid,
                   or credited, to obligors in accordance with
                   applicable Account documents and state laws; and
                   (C) such funds are returned to the obligor within
                   30 calendar days of full repayment of the related
                   Accounts, or such other number of days specified
                   in the transaction agreements.
----------------------------------------------------------------------------------------------
 1122(d)(4)(xi)    Payments made on behalf of an obligor (such as      N/A
                   tax or insurance payments) are made on or before
                   the related penalty or expiration dates, as
                   indicated on the appropriate bills or notices for
                   such payments, provided that such support has
                   been received by the servicer at least 30
                   calendar days prior to these dates, or such other
                   number of days specified in the transaction
                   agreements.
----------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with any   N/A
                   payment to be made on behalf of an obligor are
                   paid from the servicer's funds and not charged to
                   the obligor, unless the late payment was due to
                   the obligor's error or omission.
----------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are      SST, Ford, Huntington
                   posted within two business days to the obligor's
                   records maintained by the servicer, or such other
                   number of days specified in the transaction
                   agreements.
----------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible        SST, Ford, Huntington
                   accounts are recognized and recorded in
                   accordance with the transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support,          N/A
                   identified in Item 1114(a)(1) through (3) or Item
                   1115 of Regulation AB, is maintained as set forth
                   in the transaction agreements.
----------------------------------------------------------------------------------------------

                                  Appendix A-4